As filed with the Securities and Exchange Commission on June 24, 2020

Securities Act File No. 333-______

1940 Act Registration No. 811-4603

U.S. SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No._____

☐ Post-Effective Amendment No.____

(Check appropriate box or boxes)

THRIVENT SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

901 MARQUETTE AVENUE, SUITE 2500

MINNEAPOLIS, MINNESOTA 55402-3265

(Address of Principal Executive Offices)

612-844-7190

(Area Code and Telephone Number)

JOHN D. JACKSON

ASSISTANT SECRETARY

THRIVENT SERIES FUND, INC.

901 MARQUETTE AVENUE, SUITE 2500

MINNEAPOLIS, MINNESOTA 55402-3265

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective. It is proposed that this filing will become effective on July 24, 2020 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Registered: Shares of beneficial interest, par value $.01 per share. The Registrant has registered an indefinite number of shares of beneficial interest pursuant to Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-3677 and 811-4603). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

LETTER FOR CONTRACTHOLDERS

Dear Contractholder:

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has scheduled a special meeting of contractholders for August 24, 2020 (the “Meeting”). At the Meeting, the contractholders of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”) will be asked to consider and approve an Agreement and Plan of Reorganization (an “Agreement”) providing for its reorganization into Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”).

As further described in the Prospectus/Proxy Statement, Thrivent Financial for Lutherans is the direct shareholder of the Target Portfolio and sponsor of the variable life insurance contracts and variable annuity contracts (each, a “Variable Contract”). As the holder of a Variable Contract, you are being solicited for voting instructions so that shares of the Target Portfolio may be voted in proportion to the instructions received.

Due to COVID-19 health and safety concerns, the Meeting will be conducted online only on August 24, 2020 at 9:30 a.m. Central Time. You will not be able to attend the meeting in person.

You will be able to attend and participate in the Meeting online by visiting www.proxypush.com/THR, where you will be able to listen to the meeting live, submit questions and vote.

To be admitted to the Meeting and vote your shares, you must register in advance at www.proxypush.com/THR prior to the deadline of Thursday, August 20, 2020 at 4:00 p.m. Central Time and provide the control number as provided in the Notice, or proxy card, or voting instruction form at www.proxypush.com/THR. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting.

If you are not planning to attend the Meeting online, please vote before August 24 in one of the ways described below.

If the merger is approved, your investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio. We will send you a written confirmation after this takes place. This transfer is not expected to be a taxable event. (Of course, you may transfer your investment to a completely different series, which will not count as one of your permitted annual exchanges.)

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Internet: see the instructions on the enclosed proxy card.
•	Phone: see the instructions on the enclosed proxy card.
•	Mail: use the enclosed proxy card and postage-paid envelope.
•	Attend the virtual Meeting: attend the Meeting online on August 24. You can register to attend and vote at the Meeting online by following the instructions on the enclosed proxy card.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Partner Growth Stock Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization is in the best interests of the contractholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio both invest primarily in equity securities with growth characteristics and each is a series of the Company, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Target Portfolio has generally underperformed relative to comparable growth equity funds since its current portfolio management took over in 2014. The Reorganization was approved by the Board on June 24, 2020. The Board considered the fact that as of March 31, 2020, the Target Portfolio was ranked in the bottom quartile of its Lipper peer group for the prior one-year and two-year periods and below median for the three-year and five-year periods. The Acquiring Portfolio has posted much more competitive results, ranking in the top quartile for the one-year and two-year time periods and above median for three-year and five-year periods. The current portfolio manager, Lauri Brunner, began managing the Acquiring Portfolio in September 2018.

The Board believes that the Reorganization would be in the best interests of the contractholders of the Target Portfolio because: (i) contractholders will become contractholders of a much larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) at the time of the Board’s approval on June 24, 2020, the Acquiring Portfolio had achieved better performance than the

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Target Portfolio for the one-, two-, three- and five-year periods ended March 31, 2020, both in terms of Lipper peer group rankings and on an absolute basis, though there is no guarantee of future performance; (iii) Thrivent Financial believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (iv) the Acquiring Portfolio has a lower gross expense ratio than the Target Portfolio and shareholders of the Target Portfolio will experience a lower net expense ratio in the Acquiring Portfolio following the Reorganization.

The Acquiring Portfolio anticipates selling approximately 47% of the market value of the Target Portfolio’s investments after the Reorganization. As of May 29, 2020, the Target Portfolio’s investments that the Acquiring Portfolio would anticipate selling have a market value of $130,403,977.46.

Q: Who can vote?

A: Owners of the variable life insurance contracts and variable annuity contracts (each a “Variable Contract” and such owners, “Contractholders”) as of July 10, 2020 funded by the Target Portfolio are entitled to vote at the Meeting. Thrivent Financial for Lutherans (“Thrivent Financial”) is the Target Portfolio’s investment adviser. Thrivent Financial (the “Shareholder”) is the sponsor of your Variable Contract. The Target Portfolio is currently an investment option in the separate accounts held directly by the Shareholder, which are used to fund the variable life insurance policies and variable annuity contracts sponsored by the Shareholder. Accordingly, Contractholders are being solicited to provide voting instructions to the direct Shareholder, which will in turn cast votes in accordance with instructions provided by the Contractholders.

If your voting instructions are not timely received, any shares of the Target Portfolio attributable to a Variable Contract will be voted by Thrivent Financial in proportion to the voting instructions received for all Variable Contracts participating in the proxy solicitation. This voting procedure may result in a relatively small number of Contractholders determining the outcome of the vote. If a proxy card is timely returned with no voting instructions, the shares of the Portfolio will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial or its affiliates for their own account will also be voted in proportion to the voting instructions received from all Contractholders participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming Contractholders approve the proposed Reorganization, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under Variable Contracts automatically

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would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying Variable Contracts and would not otherwise affect Variable Contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: Contractholders will not pay any commissions or fees in connection with the Reorganization, although certain transaction costs such as trading commissions and custody transaction charges will be borne by the Target Portfolio and/or the Acquiring Portfolio.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they are likely to decrease. An unexpected increase in “Other Expenses” of the Acquiring Portfolio could cause them to increase. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither Shareholders nor Contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your Variable Contract, you may be subject to taxes and other charges under your Variable Contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your Variable Contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If Contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will reassess what changes it would like to make to a Target Portfolio, including a possible repurposing of the Target Portfolio’s principal investment strategies or recommending to the Board a liquidation of the Target Portfolio. It may ultimately decide to make no changes.

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Q: Who pays the costs of the Reorganization?

A: If the Reorganization is approved, certain transaction costs such as trading commissions and custody transaction charges will be borne by the Target Portfolio and/or the Acquiring Portfolio. Other costs associated with the Reorganization, such as the costs of the Meeting, proxy expenses, legal fees, IT system changes, audit fees and filing fees, will be paid by Thrivent Financial and will not be borne by shareholders of the Target Portfolio, regardless of whether the Reorganization is completed.

Q: How can I vote?

A: Contractholders are invited to attend the online Meeting to cast their vote. Due to COVID-19 safety concerns, the Meeting will be conducted online only and Contractholders will not be able to attend in person.

You will be able to attend and participate in the Meeting online by visiting www.proxypush.com/THR, where you will be able to listen to the meeting live, submit questions and vote.

To be admitted to the Meeting and vote your shares, you must register in advance at www.proxypush.com/THR prior to the deadline of Thursday, August 20, 2020 at 4:00 p.m. Central Time and provide the control number as provided in the Notice, or proxy card, or voting instruction form at www.proxypush.com/THR. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting.

You may also vote by executing a proxy using one of three methods:

•

Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Phone: Instructions for casting your vote via phone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or phone or by attending the online Meeting. Merely attending the online Meeting, however, will not revoke any previously submitted proxy.

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Q: How do I attend the Meeting online?

A: There is no physical location for the Meeting. To attend the Meeting online, please visit www.proxypush.com/THR and follow the instruction as outlined on the website.

The Meeting will be a webcast that you can view on your browser with no plug-ins or downloads required. You can access the Meeting online using your computer, tablet or mobile device.

Access to the Meeting Online. A live audio webcast of the Meeting will begin promptly at 9:30 a.m. Central Time on August 24, 2020. Online access to the audio webcast will open approximately 15 minutes in advance of the meeting start time. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the Meeting and give yourself plenty of time to log in and ensure that you can hear audio prior to the start of the Meeting.

Registration. To attend the Meeting online, you must register at www.proxypush.com/THR by 4:00 p.m. Central Time on August 20, 2020. You will receive an email confirming your registration, and you will receive a link with instructions on how to access the Meeting approximately one hour prior to its start time. However, you won’t be able to join the Meeting until 15 minutes before it is scheduled to start.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call Mediant Communications at 888-441-3205 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your Variable Contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Phone—800-847-4836 and say “Variable Annuity” or “Variable Universal Life”

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•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, and/or annual/semiannual report:

•	Variable Annuity Reference Center: https://www.thrivent.com/what-we-offer/insurance/annuities/variable-annuity-reference-center.html

•	Variable Universal Life Reference Center: https://www.thrivent.com/what-we-offer/insurance/variable-universal-life-reference-center.html

•	AdvisorFlex Variable Annuity Reference Center: https://www.thrivent.com/what-we-offer/insurance/annuities/thrivent-advisorflex-variable-annuity-reference-center.html

—	For a copy of the Reorganization SAI: www.proxypush.com/THR

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Thrivent Partner Growth Stock Portfolio

a series of

THRIVENT SERIES FUND, INC.

901 Marquette Ave., Suite 2500

Minneapolis, Minnesota 55402

800-847-4836

Thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 24, 2020

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (with any adjournments, the “Meeting”) of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held on August 24, 2020 at 9:30 a.m. Central Time. The Meeting will be held online only and Contractholders will not be able to attend the Meeting in person. To participate in the online Meeting, contractholders eligible to vote at the Meeting must register in advance at www.proxypush.com/THR prior to the deadline of Thursday, August 20, 2020 at 4:00 p.m. Central Time and provide the control number as provided in the Notice, or proxy card, or voting instruction form at www.proxypush.com/THR. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting.

The Meeting is being held for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on July 10, 2020 as the record date for the determination of contractholders (“Contractholders”) entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Thrivent Financial for Lutherans is the direct shareholder of the Target Portfolio and sponsor of the variable life insurance contracts and variable annuity contracts (each, a “Variable Contract”). As the holder of a Variable Contract, you are being solicited for voting instructions so that shares of the Target Portfolio may be voted in proportion to the instructions received.

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Contractholders are invited to attend the online Meeting to cast their vote. Due to COVID-19 safety concerns, the Meeting will be conducted online only and Contractholders will not be able to attend in person.

You may also vote by executing a proxy using one of three methods:

•

Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Phone—Instructions for casting your vote via phone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, phone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the online Meeting. Merely attending the online Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by Internet or phone promptly regardless of whether you plan to attend the online Meeting.

Date: [            ], 2020

John D. Jackson

Assistant Secretary

Thrivent Series Fund, Inc.

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COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER GROWTH STOCK PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

901 Marquette Ave., Suite 2500

Minneapolis, Minnesota 55402

800-847-4836

[            ], 2020

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 24, 2020 (the “Meeting”) to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. The Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by Internet or phone regardless of whether you plan to attend the Meeting online in order to avoid the additional expense of further solicitation.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Target Portfolio is a diversified company and the Acquiring Portfolio is non-diversified company, each as defined under the 1940 Act.

The Board has fixed the close of business on July 10, 2020 as the record date (“Record Date”) for the determination of contractholders (“Contractholders”) entitled to notice of, and to vote at, the Meeting and all adjournments thereof. For ease of reference, the term “Shareholders” will be used in this Prospectus/Proxy Statement and the accompanying materials to refer collectively to both record owners and beneficial owners of shares of the Target Portfolio and Acquiring Portfolio (i.e., owners of variable life insurance contracts and variable annuity contracts (each, a “Variable Contract”) funded by the Portfolios and shareholders of the Portfolios) as of the Record Date.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2020 (the “Fund Prospectus”) with SEC file number 033-03677.

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•	A Statement of Additional Information, dated [ ], 2020, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”) with SEC file number [ ];

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2020 (the “Fund SAI”) with SEC file number 033-03677.

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a Contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at Thrivent.com as follows:

•	Variable Annuity Reference Center: https://www.thrivent.com/what-we-offer/insurance/annuities/variable-annuity-reference-center.html

•	Variable Universal Life Reference Center: https://www.thrivent.com/what-we-offer/insurance/variable-universal-life-reference-center.html

•	AdvisorFlex Variable Annuity Reference Center: https://www.thrivent.com/what-we-offer/insurance/annuities/thrivent-advisorflex-variable-annuity-reference-center.html

Requests for these documents can also be made by calling 800-847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919. A copy of the Reorganization SAI can also be obtained from Mediant Communications at www.proxypush.com/THR.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed on the EDGAR database on the SEC’s internet site (https://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

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No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is [            ], 2020. The Prospectus/Proxy Statement will be sent to Contractholders on or around [            ], 2020.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio (the “Independent Directors”), has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio, subject to Target Portfolio Contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization, but the overall number of shares held by Target Portfolio shareholders may change. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your Variable Contract.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s Contractholders because: (i) Contractholders will become contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio has achieved better performance than the Target Portfolio for the one-, two- and three-year periods ended December 31, 2019, though there is no guarantee of future performance; (iii) Thrivent Financial, the Portfolios’ investment adviser, believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (iv) the Acquiring Portfolio has a lower gross expense ratio than the Target Portfolio and shareholders of the Target Portfolio will experience a lower net expense ratio in the Acquiring Portfolio following the Reorganization.

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In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio Contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have similar investment objectives to seek long-term growth of capital, but the Target Portfolio has a secondary objective to increase dividend income while the Acquiring Portfolio does not.

The two Portfolios also have some similarities and some differences in their principal investment strategies, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Investment Objective and Principal Strategies section of the Prospectus/Proxy Statement. Both Portfolios invest in equity securities of domestic and international companies with potential above average earnings growth. The Target Portfolio also seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Acquiring Portfolio focuses mainly on the equity securities of large domestic and international companies which have market capitalizations equivalent to those included in widely known indices such as the Russell 1000 Growth Index, S&P 500 Index, or the large company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $8 billion or more.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio Contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of Contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Portfolios’ service features available to Contractholders; and (ix) the estimated costs of the Reorganization, which, except for transaction costs, would be borne by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), the investment adviser of the Portfolios. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

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The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s Contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio Contractholders will not be diluted as a result of the Reorganization.

The Board is asking Contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 24, 2020. If Contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 31, 2020, but it may be at a different time as described herein.

Effect if Contractholders do not Approve the Reorganization of the Target Portfolio

If Contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

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COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have similar investment objectives to seek long-term growth of capital, but the Target Portfolio has a secondary objective to increase dividend income while the Acquiring Portfolio does not.

Principal Strategies. Both Portfolios invest in equity securities of domestic and international companies with potential above average earnings growth. The Target Portfolio also seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Acquiring Portfolio focuses mainly on the equity securities of large domestic and international companies which have market capitalizations equivalent to those included in widely known indices such as the Russell 1000 Growth Index, S&P 500 Index, or the large company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $8 billion or more.

The Target Fund is managed by a subadviser, T. Rowe Price Associates, Inc. The Acquiring Fund is managed by the Adviser.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

The following table provides a side-by-side comparison of the investment objectives and principal strategies of the Target Portfolio and the Acquiring Portfolio.

	Target Portfolio	Acquiring Portfolio
Investment Objective	The investment objective of the Target Portfolio is to seek long-term growth of capital and, secondarily, increase dividend income.	The investment objective of the Acquiring Portfolio is to seek long-term growth of capital.

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	Target Portfolio	Acquiring Portfolio
Principal Strategies

The Portfolio’s principal strategy for achieving its investment objectives under normal circumstances is to invest at least 80% of net assets (plus the amount of any borrowing for investment purposes) in common stocks. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in common stocks from 80% to a lesser amount, it will notify you at least 60 days prior to such a change.

The Portfolio concentrates its investments in growth companies. The Portfolio’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The subadviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Portfolio may at times invest significantly in certain sectors, such as the information technology sector.

In pursuing the Portfolio’s investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes such purchase will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While the Portfolio invests primarily (at least 80%) in common stocks, it may also invest in foreign stocks (up to 30% of total assets), and futures and options to obtain investment exposure or for hedging, in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large companies. The Adviser focuses mainly on the equity securities of large domestic and international companies which have market capitalizations equivalent to those included in widely known indices such as the Russell 1000 Growth Index, S&P 500 Index, or the large company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $8 billion or more. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.

The Portfolio seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and will sustain above-average earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Many such companies are in the technology sector and the Portfolio may at times have a higher concentration in this industry.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

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Principal Risks

The Portfolios are subject to similar principal risks, with a few differences. Shares of each Portfolio will rise and fall in value and there is a risk that you could lose money by investing in each Portfolio. The table below compares the principal risks of an investment in each Portfolio. The risks are listed alphabetically and each risk is described below the table.

Risk	Target Portfolio	Acquiring Portfolio
Derivatives Risk	X
Equity Security Risk	X	X
Foreign Securities Risk	X	X
Growth Investing Risk	X	X
Health Crisis Risk	X	X
Investment Adviser Risk	X	X
Issuer Risk	X	X
Large Cap Risk		X
Market Risk	X	X
Non-Diversified Risk		X
Technology-Oriented Companies Risk	X	X

Principal risks to which both Portfolios are subject

Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreak of infectious diseases. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

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Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Portfolio to process shareholder redemptions, and negatively impact Portfolio performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Portfolio.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.

Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or due to impacts from the spread of infectious illness, public health threats or similar issues.

Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

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Additional principal risk to which only the Target Portfolio is subject

Derivatives Risk. The use of derivatives (such as futures and options) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Additional principal risks to which only the Acquiring Portfolio is subject

Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Non-Diversified Risk. The Portfolio is not “diversified” within the meaning of the 1940 Act. That means the Portfolio may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Portfolio’s performance.

The Target Portfolio is a diversified company as defined under the 1940 Act.

Management of the Portfolios

The Board. The Board has oversight responsibilities for each Portfolio and performs its fiduciary duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for each Portfolio and manages each Portfolio on a day-to-day basis. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $132 billion in assets as of December 31, 2019, including approximately $55 billion in mutual fund assets. These advisory entities are located at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402.

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The Portfolios’ annual report to Contractholders discusses the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, as investment subadviser for the Target Portfolio. T. Rowe Price and its affiliates had approximately $1.21 trillion in total assets under management as of December 31, 2019. Joseph B. Fath, CPA is primarily responsible for the day-to-day management of the Target Portfolio. Mr. Fath has served as the portfolio manager of the Target Portfolio since April 2014. He currently serves as Chairman of the Portfolio’s Investment Advisory Committee. Mr. Fath joined T. Rowe Price in 2002. He joined as an equity research analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the Firm’s U.S. large-cap growth strategies.

Lauri Brunner is primarily responsible for the day-to-day management of the Acquiring Portfolio, and she has served as portfolio manager of the Acquiring Portfolio since September 2018. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Portfolio Manager. Ms. Brunner will continue to manage the Acquiring Portfolio following the Reorganization.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio

0.650% of average daily net assets up to $250 million

0.625% of average daily net assets greater than $250 million up to $500 million

0.600% of average daily net assets greater than $500 million up to $1 billion

0.550% of average daily net assets over $1 billion

Acquiring Portfolio

0.400% for all assets

During the twelve-months ended December 31, 2019, the contractual advisory fees for the Target Portfolio were 0.650% of the Target Portfolio’s average daily net assets.

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During the twelve-months ended December 31, 2019, the contractual advisory fees for the Acquiring Portfolio were 0.400% of the Acquiring Portfolio’s average daily net assets.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2019, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2019, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2019, assuming the Reorganization had been completed as of the beginning of such period. If you own a Variable Contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)
Shareholder Fees (fees directly paid from your investment)
Maximum Sales Charge (Load)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A	N/A

Annual Fund Operating Expenses as a Percentage of Average Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.40%	0.40%
Other Expenses	0.09%	0.04%	0.04%
Total Annual Operating Expenses	0.74%	0.44%	0.44%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2019, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each

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Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)
Total operating expenses assuming redemption at the end of the period
One Year	$76	$45	$45
Three Years	$237	$141	$141
Five Years	$411	$246	$246
Ten Years	$918	$555	$555

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2019, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 58% and 29%, respectively, of the average value of their portfolios.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). Each Portfolio generally determines its NAV once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading. The Portfolios generally do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the other Portfolios generally value their securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board. For any portion of a Portfolio’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Portfolio invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The separate accounts place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts. Orders placed before the close of the NYSE on a given day by the separate accounts result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Also, the Target Portfolio and the Acquiring Portfolio have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Policy Regarding Frequent Purchases and Redemptions and Standing Allocation Order disclosures in the Acquiring Portfolio’s Prospectus—these disclosures are incorporate herein by reference). The Reorganization will not affect these policies.

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Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of May 29, 2020, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)
Net assets
Portfolio Net Assets	$279,453,778	$1,637409,818	$1,916,863,595

Net asset value per share
Net asset value	$29.62	$45.07	$45.07

Shares outstanding
Portfolio Shares	9,434,991	36,329,407	42,529,681

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 6,200,274 shares. Such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for the past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your Variable Contract. If these charges and deductions were included, returns would be lower than those shown.

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Target Portfolio

Acquiring Portfolio

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from January 1, 2020 to March 31, 2020 was-14.73%. The Acquiring Portfolio’s total return for the three-month period from January 1, 2020 to March 31, 2020 was -11.15%. During the past 10 years, the Target Portfolio’s highest quarterly return was 18.98% (for the quarter ended March 31, 2012) and its lowest quarterly return was -14.56% (for the

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quarter ended September 30, 2011). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 16.67% (for the quarter ended March 31, 2012) and its lowest quarterly return was -17.08% (for the quarter ended September 30, 2011).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. Both Portfolios compare their performance against the Russell 1000 Growth Index, an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest companies that are included in the Russell 1000 Index, and the S&P 500 Growth Index, which measures the performance of the growth stocks in the S&P 500 Index. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your Variable Contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2019 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2019

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Since Inception (4/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	31.38%	14.22%	14.85%	32.90%	13.84%	13.70%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	36.39%	14.63%	15.22%	36.39%	14.63%	15.22%
S&P 500® Growth Index (reflects no deduction for fees, expenses or taxes)	31.13%	13.52%	14.78%	31.13%	13.52%	14.78%

Financial Highlights

The Acquiring Portfolio’s and the Target Portfolio’s financial highlights for the fiscal year ended December 31, 2019, which are included in the Funds’ Prospectus and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders. The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

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Other Service Providers

Thrivent Financial, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 33 separate series or “Portfolios.” Each Portfolio of the Fund, other than Thrivent Large Cap Growth Portfolio and Thrivent Partner Healthcare Portfolio, is diversified within the meaning of the 1940 Act. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and Contractholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law. The Acquiring Portfolio anticipates selling approximately 47% of the market value of the Target Portfolio’s investments after the Reorganization. As of May 29, 2020, the Target Portfolio’s investments that the Acquiring Portfolio would anticipate selling have a market value of $130,403,977.46.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

The Acquiring Portfolio will be the accounting survivor of the Reorganization.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix A to the Reorganization SAI.

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Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s Contractholders approving the Reorganization, the Closing Date shall occur on August 31, 2020 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to Contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s Contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

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The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the Contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s Contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio Contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of Contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Portfolios’ service features available to Contractholders; and (ix) the estimated costs of the Reorganization, which, except for transaction costs, would be borne by the Adviser. The Board considered all factors presented to it, including any adverse factors as described above, and after due consideration concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s Contractholders because: (i) Contractholders will become Contractholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio has achieved better performance than the Target Portfolio for the one-, two- and three-year periods ended December 31, 2019, though there is no guarantee of future performance; (iii) Thrivent Financial, the Portfolios’ investment adviser, believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (iv) the Acquiring Portfolio has a lower gross expense ratio than the Target Portfolio and shareholders of the Target Portfolio will experience a lower net expense ratio in the Acquiring Portfolio following the Reorganization.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s Contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that

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the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio Contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the Contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and its separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Contractholder or to Contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

24

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

25

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of May 29, 2020, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and $0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

The Adviser does not anticipate a limitation on capital loss carryforwards because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio and the Portfolios are not expected to have capital loss carryforwards.

It is expected that, as of the closing of the Reorganization, all of the Target Portfolio’s investments will be eligible investments of the Acquiring Portfolio. Nonetheless, the Acquiring Portfolio anticipates selling some of the Target Portfolio’s investments after the Reorganization. As of May 29, 2020, the Target Portfolio’s investments that the Acquiring Portfolio would anticipate selling are approximately 47% of the Target Portfolio’s net assets and have a market value of $130,403,977.46.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any contractholder.

Expenses of the Reorganization

All expenses of the Reorganization, except transaction costs, will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

26

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $80,000. If the Reorganization is not approved by Contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio. These brokerage costs are estimated to be $70,250, which is less than one basis point of the Target Portfolio and the Acquiring Portfolio net assets as of May  29, 2020.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

27

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Shareholder Information

At the close of business on the Record Date, the Acquiring Portfolio had outstanding [                    ] shares. As of the Record Date, [the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:]

Name	Shares Outstanding		Approximate Percentage of Ownership
[ ]	[	]	[	]%

At the close of business on the Record Date, the Target Portfolio had outstanding [                    ] shares, which is the total number of possible votes on the proposed Reorganization. As of the Record Date, [the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares (principal holders) of the Target Portfolio except as follows:]

Name	Shares Outstanding		Approximate Percentage of Ownership
[ ]	[	]	[	]%
[ ]	[	]	[	]%

Under the 1940 Act, any person who owns more than 25% of the voting securities of another company is deemed a control person and is presumed to control such company. A control person may have a significant impact on the outcome of a shareholder vote.

The Separate Accounts

Shares in the Fund may be sold, without sales charges, to:

•	Separate accounts of Thrivent Financial, which are used to fund benefits of Variable Contracts issued by Thrivent Financial;

•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and

•	Other Portfolios of the Fund.

A Prospectus for the Variable Contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund.

28

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial or other insurance companies. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in federal income tax law, 3) changes in the investment management of a Portfolio, or 4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners and variable annuity contract owners with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

VOTING AND MEETING INFORMATION

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.

Thrivent Financial, the sponsor of your Variable Contracts, is Shareholder of record of the shares of the Target Portfolio. Shareholders with investments in the Target Portfolio are entitled to provide proxy cards to Thrivent Financial for the shares related to their investments.

Record Date

The Board has fixed the close of business on July 10, 2020, as the Record Date for the determination of Contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

29

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio Contractholders may vote in any one of four ways: (i) Internet, (ii) phone, (iii) mail, or (iv) at the online Meeting. Instructions on how to vote by Internet, phone and mail are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by participating in the online Meeting and giving voting instructions in person. Merely participating in the online Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and phone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or phone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

If your voting instructions are not timely received, any shares of the Target Portfolio attributable to a Variable Contract will be voted by Thrivent Financial in proportion to the voting instructions received for all Variable Contracts participating in the proxy solicitation. This voting procedure may result in a relatively small number of Contractholders determining the outcome of the vote. No minimum response is

30

required from Shareholders before Thrivent Financial will vote the Target Portfolio shares. If a proxy card is timely returned with no voting instructions, the shares of the Portfolio will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial or any of its affiliates for their own account and any shares held in asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the voting instructions received for all Variable Contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 27, 2020. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Thrivent Financial and its affiliates, without additional compensation, may solicit proxies in person or by phone, telegraph, facsimile or oral communication. The Target Portfolio may retain Mediant Communications (“Mediant”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. However, Thrivent Financial anticipates that additional telephone solicitation by Mediant will not be necessary. Any proxy solicitation expenses will be paid by the Target Portfolio while certain indirect costs will be paid by Thrivent Financial, although the expectation is that there will be no additional expenses for proxy solicitation.

We ask that you mail your proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by Internet or phone promptly regardless of whether you plan to attend the online Meeting.

Possible Adjournment

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of Contractholders based on a consideration of all relevant factors, including the nature of the particular proposal, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

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Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting.

Annual or Special Meetings of Contractholders

There will be no annual or further special meetings of Contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Contractholder meeting should send their written proposals to the Secretary of the Fund, 901 Marquette Ave., Suite 2500, Minneapolis, Minnesota 55402. Contractholder proposals should be received in a reasonable time before the solicitation is made.

John D. Jackson

Assistant Secretary

Thrivent Series Fund, Inc.

32

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets of

Thrivent Partner Growth Stock Portfolio

By and In Exchange for Shares of

Thrivent Large Cap Growth Portfolio

[            ], 2020

This Statement of Additional Information is available to the Contractholders of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Registrant”), in connection with the proposed reorganization (“the Reorganization”) whereby all of the assets of the Target Portfolio would be transferred to Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”), a series of the Registrant, in exchange for Shares of the Acquiring Portfolio. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated [            ], 2020 related to the Reorganization (the “Prospectus/Proxy Statement”). The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.”

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained without charge by writing to Mediant Communications, P.O. Box 8035, Cary, NC 27512-9916, calling toll-free 888-441-3205, or visiting www.proxypush.com/THR.

The Acquiring Portfolio will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

The Contractholders of the Target Portfolio are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Portfolio would (i) transfer all of its assets to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Acquiring Portfolio shares to Contractholders of the Target Portfolio, and (iii)  dissolve. A form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Registrant, dated April 30, 2020 and as supplemented through the date hereof, which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2020 and is attached hereto as Appendix B.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are:

(i)

the audited annual financial statements of the Target Portfolio, as of December 31, 2019, along with the opinion of independent registered public accounting firm, included as part of the Target Portfolio’s Form N-CSR as filed with the SEC on February 28, 2020; and

(ii)

the audited annual financial statements of the Acquiring Portfolio, as of December 2019, along with the opinion of independent registered public accounting firm, included as part of the Acquiring Portfolio’s Form N-CSR as filed with the SEC on February 28, 2020.

Annual reports referenced as part of a Portfolio’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed on the EDGAR database on the SEC’s Internet site (https://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

In addition to the financial statements incorporated herein by reference, this Statement of Additional Information contains the following pro forma information:

(i)	pro forma statements of assets and liabilities of Thrivent Partner Growth Stock Portfolio (Target Portfolio) and Thrivent Large Cap Growth Portfolio (Acquiring Portfolio) as of December 31, 2019.

(ii)	pro forma statements of operations of Thrivent Partner Growth Stock Portfolio (Target Portfolio) and Thrivent Large Cap Growth Portfolio (Acquiring Portfolio) for the year ended December 31, 2019.

(iii)	pro forma schedule of investments of Thrivent Partner Growth Stock Portfolio (Target Portfolio) and Thrivent Large Cap Growth Portfolio (Acquiring Portfolio) as of December 31, 2019.

(iv)	notes to the pro forma financial statements of Thrivent Partner Growth Stock Portfolio (Target Portfolio) and Thrivent Large Cap Growth Portfolio (Acquiring Portfolio) as of December 31, 2019.

This pro forma financial information gives effect to the proposed reorganization whereby all of the assets of the Target Portfolio would be transferred to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio (earlier defined as a “Reorganization”). Under U.S. generally accepted accounting principles, the historical cost of investment securities will be applied to the surviving entity (i.e., the Acquiring Portfolio).

The unaudited pro forma combined statement of assets and liabilities and schedule of investments assumes that the Reorganization occurred on December 31, 2019, and the unaudited pro forma combined statement of operations, for the year ended December 31, 2019, presents the results of operations of the Acquiring Portfolio as if the Reorganization had occurred on the first business day following the year ended December 31, 2018. The pro forma results of operations are not necessarily indicative of actual future results of operations. The statements of asset and liabilities and schedule of investments have been derived from the books and records of the Target Portfolio and Acquiring Portfolio utilized in calculating net asset values at December 31, 2019. The pro forma statements of operations for the year ended December 31, 2019 have been derived from the books and records of each Target Portfolio and Acquiring Portfolio at December 31, 2019.

The unaudited pro forma combined financial statements should be read in conjunction with the separate annual financial statements of the Target Portfolio and the Acquiring Portfolio, which are incorporated herein by reference.

Thrivent Series Fund, Inc.

Pro Forma Statement of Assets and Liabilities

(Unaudited)

As of December 31, 2019	Partner Growth Stock Portfolio		Large Cap Growth Portfolio	Pro-Forma Adjustments		Large Cap Growth Portfolio Pro-Forma Combined

Assets
Investments in unaffiliated securities at cost	$150,519,372		$900,263,560			$1,050,782,932
Investments in affiliated securities at cost	$827,012		$23,976,325			$24,803,337

Investments in unaffiliated securities at value (#)	266,021,592		1,469,318,410			1,735,340,002
Investments in affiliated securities at value	827,012		23,976,325			24,803,337
Cash	1,944	(a)	1,138			3,082
Dividends and interest receivable	93,739		589,777			683,516

Prepaid expenses	1,157		2,058	(948	) (c)	2,267
Receivable for:
Investments sold	572,344		—			572,344
Fund shares sold	3,760		5,983			9,743
Total Assets	267,521,548		1,493,893,691			1,761,414,291
Liabilities

Accrued expenses	12,918		11,004	70,250	(d)	94,172
Payable for:
Investments purchased	548,169		2,985,702			3,533,871
Return of collateral for securities loaned	—		3,542,000			3,542,000
Fund shares redeemed	79,146		180,406			259,552
Investment advisory fees	149,666		513,994			663,660
Administrative service fees	3,922		21,844			25,766
Director fees	154		855			1,009
Director deferred compensation	20,843		240,307			261,150
Contingent liabilities^	—		—			—
Total Liabilities	814,818		7,496,112			8,381,180
Net Assets

Capital stock (beneficial interest)	147,627,411		815,412,806			963,040,217

Distributable earnings/(accumulated loss)	119,079,319		670,984,773	(71,198	) (e)	789,992,894
Total Net Assets	$266,706,730		$1,486,397,579			$1,753,033,111

Shares of beneficial interest outstanding	9,480,156		36,325,132	6,516,131	(b)	42,841,263
Net asset value per share	$28.13		$40.92			$40.92
(#) Includes securities on loan of	$—		$3,503,360			$3,503,360

(a) Includes foreign currency holdings of $1,916 (cost $1,888).

(b) The adjustment is necessary to reflect capital shares outstanding post-reorganization.

(c) Represents prepaid expense adjustment for the combined Acquiring Portfolio.

(d) Represents estimated brokerage costs on sales of current Target Portfolio holdings by the combined Acquiring Portfolio for the reorganization.

(e) Represents prepaid expense adjustment for the combined Acquiring Portfolio of $948 and estimated brokerage costs on sales of current Target Portfolio holdings by the combined Acquiring Portfolio of $70,250 for the reorganization.

(^) Contingent liabilities accrual. Additional information can be found in the accompanying Pro Forma Notes to Financial Statements.

The accompanying Pro Forma Notes to Financial Statements are an integral part of this statement.

Thrivent Series Fund, Inc.

Pro Forma Statement of Operations

(Unaudited)

For the year ended December 31, 2019	Partner Growth Stock Portfolio	Large Cap Growth Portfolio	Pro-Forma Adjustments	Large Cap Growth Portfolio Pro-Forma Combined (f)

Investment Income
Dividends	$1,883,018	$10,926,488		$12,809,506
Interest	3,657	500		$4,157
Affiliated income from securities loaned, net	560	5,391		$5,951
Income from affiliated investments	67,411	519,623		$587,034
Foreign tax withholding	(11,135)	—		($11,135)
Total Investment Income	1,943,511	11,452,002		13,395,513
Expenses
Adviser fees	1,587,442	5,513,779	(610,302)	6,490,919	(a)
Administrative service fees	131,529	324,336	(90,000)	365,865	(b)
Audit and legal fees	35,540	40,619	(33,668)	42,491	(c)
Custody fees	14,085	14,188	(12,130)	16,143	(d)
Insurance expenses	4,578	8,137	(3,811)	8,904	(d)
Printing and postage expenses	—	70,678		70,678	(e)
Directors’ fees	8,669	58,246	(1,645)	65,270	(d)
Other expenses	15,443	25,259	(4,676)	36,026	(d)
Total Expenses Before Reimbursement	1,797,286	6,055,242		7,096,296

Total Net Expenses	1,797,286	6,055,242		7,096,296

Net Investment Income/(Loss)	146,225	5,396,760		6,299,217
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	4,260,541	97,341,858		101,602,399
Distributions of realized capital gains from affiliated investments	9	163		172
Foreign currency transactions	1,480	—		1,480
Change in net unrealized appreciation/(depreciation) on:
Investments	60,085,518	278,534,274		338,619,792
Foreign currency transactions	45	—		45

Net Realized and Unrealized Gains/(Losses)	64,347,593	375,876,295		440,223,888

Net Increase/(Decrease) in Net Assets Resulting From Operations	$64,493,818	$381,273,055		$446,523,105

(a) assumes an advisory fee of 40 bps

(b) assumes fixed administrative fees of $90,000 and variable administrative fees of 1.7 bps

(c) assumes $30,958 for audit and tax services and $11,533 for legal fees

(d) assumes expense of surviving portfolio with adjustment for target portfolio fees

(e) Printing and postage was a one time proxy charge for the surviving portfolio in 2019

(f) Thrivent Large Cap Growth Portfolio is the accounting survivor.

The accompanying Pro Forma Notes to Financial Statements are an integral part of this statement.

Pro Forma Schedule of Investments (Unaudited) - December 31, 2019

Thrivent Partner Growth Stock Portfolio and Large Cap Growth Portfolio

Common Stock (99.0%)	Partner Growth Stock Portfolio Shares	Large Cap Growth Portfolio Shares	Combined Pro Forma Shares (assuming merger with Target Portfolio)	Partner Growth Stock Portfolio Value	Large Cap Growth Portfolio Value	Combined Pro Forma Value (assuming merger with Target Portfolio)
Communications Services (13.6%)
Activision Blizzard, Inc.	0	395,142	395,142	$0	$23,479,338	$23,479,338
Alphabet, Inc., Class A(a)	6,375	77,308	83,683	8,538,611	103,545,562	112,084,173
Alphabet, Inc., Class C(a,d)	6,205	0	6,205	8,296,209	0	8,296,209
Facebook, Inc.(a)	75,415	327,437	402,852	15,478,929	67,206,444	82,685,373
IAC/InterActiveCorp(a,d)	7,436	0	7,436	1,852,382	0	1,852,382
Match Group, Inc.(a,d)	10,357	0	10,357	850,413	0	850,413
Spotify Technology SA(a,d)	8,333	0	8,333	1,246,200	0	1,246,200
Tencent Holdings, Ltd. (d)	93,200	0	93,200	4,490,018	0	4,490,018
Tencent Music Entertainment Group ADR(a)	97,213	0	97,213	1,141,281	0	1,141,281
Walt Disney Company	20,635	0	20,635	2,984,440	0	2,984,440
Total				44,878,483	194,231,344	239,109,827
Consumer Discretionary (18.7%)
Alibaba Group Holding, Ltd. ADR(a)	42,328	146,649	188,977	8,977,769	31,104,253	40,082,022
Amazon.com, Inc.(a)	9,480	83,283	92,763	17,517,523	153,893,659	171,411,182
Aptiv plc (d)	26,407	0	26,407	2,507,873	0	2,507,873
Booking Holdings, Inc.(a)	1,222	0	1,222	2,509,658	0	2,509,658
Dollar General Corporation	6,134	0	6,134	956,781	0	956,781
Dollar Tree, Inc.(a)	19,968	0	19,968	1,877,990	0	1,877,990
Dollarama, Inc. (d)	58,105	0	58,105	1,997,017	0	1,997,017
Ferrari NV (d)	14,604	0	14,604	2,417,546	0	2,417,546
Home Depot, Inc.	0	153,427	153,427	0	33,505,388	33,505,388
Las Vegas Sands Corporation (d)	26,194	0	26,194	1,808,434	0	1,808,434
Lululemon Athletica, Inc.(a,d)	6,900	0	6,900	1,598,523	0	1,598,523
Mercadolibre, Inc.(a)	1,265	0	1,265	723,504	0	723,504
MGM Resorts International	37,476	0	37,476	1,246,827	0	1,246,827
Netflix, Inc.(a,d)	18,288	0	18,288	5,917,448	0	5,917,448
NIKE, Inc.	22,501	314,421	336,922	2,279,576	31,853,992	34,133,568
NVR, Inc.(a)	133	0	133	506,519	0	506,519
Restaurant Brands International, Inc.	8,524	0	8,524	543,575	0	543,575
Starbucks Corporation	0	217,463	217,463	0	19,119,347	19,119,347
Tesla, Inc.(a)	3,700	0	3,700	1,547,821	0	1,547,821
Ulta Beauty, Inc.(a,d)	2,790	0	2,790	706,261	0	706,261
Wynn Resorts, Ltd. (d)	19,219	0	19,219	2,668,943	0	2,668,943
Total				58,309,588	269,476,639	327,786,227
Consumer Staples (2.4%)
Monster Beverage Corporation(a)	0	315,626	315,626	0	20,058,032	20,058,032
Philip Morris International, Inc.	17,161	237,222	254,383	1,460,230	20,185,220	21,645,450
Total				1,460,230	40,243,252	41,703,482
Energy (0.1%)
Concho Resources, Inc. (d)	8,500	0	8,500	744,345	0	744,345
Pioneer Natural Resources Company (d)	7,346	0	7,346	1,111,964	0	1,111,964
Total				1,856,309	0	1,856,309
Financials (4.9%)
Bank of America Corporation	0	385,677	385,677	0	13,583,544	13,583,544
Charles Schwab Corporation	0	509,150	509,150	0	24,215,174	24,215,174
Chubb, Ltd. (d)	11,569	0	11,569	1,800,830	0	1,800,830
Intercontinental Exchange, Inc.	12,585	235,434	248,019	1,164,742	21,789,417	22,954,159
S&P Global, Inc.	0	80,230	80,230	0	21,906,801	21,906,801
TD Ameritrade Holding Corporation (d)	32,161	0	32,161	1,598,402	0	1,598,402
XP, Inc.(a,d)	7,439	0	7,439	286,550	0	286,550
Total				4,850,524	81,494,936	86,345,460
Health Care (13.3%)
Alcon, Inc.(a,d)	22,676	0	22,676	1,284,405	0	1,284,405
Alexion Pharmaceuticals, Inc.(a,d)	7,634	0	7,634	825,617	0	825,617
Anthem, Inc. (d)	8,343	0	8,343	2,519,836	0	2,519,836
Becton, Dickinson and Company (d)	12,161	0	12,161	3,307,427	0	3,307,427
Centene Corporation(a,d)	41,202	0	41,202	2,590,370	0	2,590,370
Cigna Holding Company (d)	11,580	0	11,580	2,367,994	0	2,367,994
Edwards Lifesciences Corporationa	0	100,118	100,118	0	23,356,528	23,356,528
HCA Healthcare, Inc. (d)	16,138	0	16,138	2,385,358	0	2,385,358
Illumina, Inc.(a)	0	62,051	62,051	0	20,584,799	20,584,799
Intuitive Surgical, Inc.(a)	6,796	58,285	65,081	4,017,456	34,455,178	38,472,634
Stryker Corporation (d)	19,748	0	19,748	4,145,895	0	4,145,895
Thermo Fisher Scientific, Inc.	0	62,578	62,578	0	20,329,715	20,329,715
UnitedHealth Group, Inc. (d)	16,813	142,615	159,428	4,942,686	41,925,957	46,868,643
Vertex Pharmaceuticals, Inc.(a)	17,681	126,960	144,641	3,871,255	27,797,892	31,669,147
Wellcare Health Plans, Inc.(a)	2,568	0	2,568	847,979	0	847,979
Zoetis, Inc.	0	234,817	234,817	0	31,078,030	31,078,030
Total				33,106,278	199,528,099	232,634,377
Industrials (6.1%)
Boeing Company	22,538	47,359	69,897	7,341,979	15,427,668	22,769,647
Equifax, Inc. (d)	8,347	0	8,347	1,169,582	0	1,169,582
Fortive Corporation (d)	29,073	0	29,073	2,220,886	0	2,220,886
General Electric Company (d)	61,000	0	61,000	680,760	0	680,760
Honeywell International, Inc.	3,458	166,941	170,399	612,066	29,548,557	30,160,623
JB Hunt Transport Services, Inc. (d)	12,828	0	12,828	1,498,054	0	1,498,054
Linde Public Limited Company (d)	7,507	0	7,507	1,598,240	0	1,598,240
Lockheed Martin Corporation	0	47,090	47,090	0	18,335,904	18,335,904
Norfolk Southern Corporation	0	94,738	94,738	0	18,391,488	18,391,488
Roper Industries, Inc. (d)	8,916	0	8,916	3,158,315	0	3,158,315
TransUnion	31,695	0	31,695	2,713,409	0	2,713,409
Union Pacific Corporation (d)	7,200	0	7,200	1,301,688	0	1,301,688
Wabtec Corporation (d)	29,787	0	29,787	2,317,428	0	2,317,428
Total				24,612,407	81,703,617	106,316,024
Information Technology (37.4%)
Adobe, Inc.(a)	0	45,115	45,115	0	14,879,378	14,879,378
Advanced Micro Devices, Inc.(a, d)	32,100	0	32,100	1,472,106	0	1,472,106
Apple, Inc.	42,378	319,943	362,321	12,444,300	93,951,262	106,395,562
ASML Holding NV GDR (d)	9,857	0	9,857	2,917,081	0	2,917,081
Atlassian Corporation plca	5,107	0	5,107	614,576	0	614,576
Fidelity National Information Services, Inc. (d)	39,861	0	39,861	5,544,266	0	5,544,266
Fiserv, Inc.(a,d)	30,390	126,282	156,672	3,513,996	14,601,988	18,115,984
Global Payments, Inc. (d)	13,342	0	13,342	2,435,716	0	2,435,716
Hexagon AB (d)	22,801	0	22,801	1,278,026	0	1,278,026
Intuit, Inc.	13,602	80,411	94,013	3,562,772	21,062,053	24,624,825
Marvell Technology Group, Ltd. (d)	86,673	0	86,673	2,302,035	0	2,302,035
MasterCard, Inc.	31,133	197,099	228,232	9,296,002	58,851,790	68,147,792
Microsoft Corporation	104,683	804,027	908,710	16,508,509	126,795,058	143,303,567

NVIDIA Corporation	0	91,747	91,747	0	21,588,069	21,588,069
Paycom Software, Inc.(a,d)	3,842	0	3,842	1,017,208	0	1,017,208
PayPal Holdings, Inc.(a)	22,163	336,353	358,516	2,397,372	36,383,304	38,780,676
Salesforce.com, Inc.(a)	29,163	231,045	260,208	4,743,070	37,577,159	42,320,229
ServiceNow, Inc.(a)	11,002	92,967	103,969	3,106,085	26,246,443	29,352,528
Slack Technologies, Inc.(a,d)	43,480	0	43,480	977,430	0	977,430
Splunk, Inc.(a,d)	19,843	0	19,843	2,971,886	0	2,971,886
Square, Inc.(a,b)	0	185,791	185,791	0	11,623,085	11,623,085
Texas Instruments, Inc.	0	174,020	174,020	0	22,325,026	22,325,026
Temenos AG (d)	9,322	0	9,322	1,474,641	0	1,474,641
Visa, Inc.	55,410	406,949	462,359	10,411,539	76,465,717	86,877,256
VMware, Inc. (d)	13,995	0	13,995	2,124,301	0	2,124,301
Workday, Inc.(a,d)	9,325	0	9,325	1,533,496	0	1,533,496
Zoom Video Communications, Inc.(a)	950	0	950	64,638	0	64,638
Total				92,711,051	562,350,332	655,061,383
Materials (1.0%)
Ecolab, Inc.	0	94,805	94,805	0	18,296,417	18,296,417
Total				0	18,296,417	18,296,417
Real Estate (1.3%)
American Tower Corporation	0	95,700	95,700	0	21,993,774	21,993,774
Total				0	21,993,774	21,993,774
Utilities (0.2%)
NextEra Energy, Inc.	6,929	0	6,929	1,677,927	0	1,677,927
Sempra Energy (d)	14,580	0	14,580	2,208,578	0	2,208,578
Total				3,886,505	0	3,886,505

Total Common Stock (Cost $150,399,553, Cost $900,263,560, Combined $1,050,663,113				265,671,375	1,469,318,410	1,734,989,785

Preferred Stock (0.0%)
Consumer Discretionary (0.0%)
Airbnb, Inc., Series D, Convertible(a,c,d)	2,943	0	2,943	350,217	0	350,217
Total				350,217	0	350,217

Total Preferred Stock (Cost $119,819, Cost $0, Combined $119,819)				350,217	0	350,217

Collateral Held for Securities Loaned (0.2%)
Thrivent Cash Management Trust	0	3,542,000	3,542,000	0	3,542,000	3,542,000
Total Collateral Held for Securities Loaned (Cost $3,542,000, Cost $0, Combined $3,542,000)				0	3,542,000	3,542,000

Short-Term Investments (1.2%)
Thrivent Core Short-Term Reserve Fund 1.97%	82,701	2,043,432	2,126,133	827,012	20,434,325	21,261,337
Total Short-Term Investments (Cost $827,012, Cost $20,434,325, Combined $21,261,337)				827,012	20,434,325	21,261,337
Total Investments (Cost $151,346,384, Cost $924,239,885, Combined $1,075,586,269) 100.4%				$266,848,604	$1,493,294,735	$1,760,143,339
Other Assets and Liabilities, Net (0.4%)				(141,874)	(6,897,156)	(7,039,030)
Total Net Assets 100.0%				$ 266,706,730	$ 1,486,397,579	$ 1,753,104,309

(a) Non-income producing security.

(b) All or a portion of the security is on loan.

(c) Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

(d) It is currently anticipated that the security, or a portion of the security, may be disposed of for the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of the Portfolio Manager of the Advisor.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Growth Portfolio as of December 31, 2019:

Securities Lending Transactions
Common Stock	$3,503,360
Total lending	$3,503,360
Gross amount payable upon return of collateral for securities loaned	$3,542,000
Net amounts due to counterparty	$38,640

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR - Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

	Partner Growth Stock Portfolio	Large Cap Growth Portfolio	Combined Pro Forma (assuming merger with Target Portfolio)
Gross unrealized appreciation	$116,157,556	$569,735,428	$685,892,984
Gross unrealized depreciation	(1,258,230)	(2,372,561)	(3,630,791)
Net unrealized appreciation (depreciation)	$114,899,326	$567,362,867	$682,262,193
Cost for federal income tax purposes	$151,949,278	$925,931,868	$1,077,881,146

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2019, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Partner Growth Stock Portfolio Total	Partner Growth Stock Portfolio Level 1	Partner Growth Stock Portfolio Level 2	Partner Growth Stock Portfolio Level 3
Common Stock
Communications Services	44,878,483	40,388,465	4,490,018	—
Consumer Discretionary	58,309,588	56,312,571	1,997,017	—
Consumer Staples	1,460,230	1,460,230	—	—
Energy	1,856,309	1,856,309	—	—
Financials	4,850,524	4,850,524	—	—
Health Care	33,106,278	31,821,873	1,284,405	—
Industrials	24,612,407	24,612,407	—	—
Information Technology	92,711,051	89,958,384	2,752,667	—
Utilities	3,886,505	3,886,505	—	—
Preferred Stock
Consumer Discretionary	350,217	—	—	350,217
Subtotal Investments in Securities	$266,021,592	$255,147,268	$10,524,107	$350,217
Other Investments *	Total
Affiliated Short-Term Investments	827,012

Subtotal Other Investments	$827,012

Total Investments at Value	$266,848,604

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2019, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Large Cap Growth Portfolio Total	Large Cap Growth Portfolio Level 1	Large Cap Growth Portfolio Level 2	Large Cap Growth Portfolio Level 3
Common Stock
Communications Services	194,231,344	194,231,344	—	—
Consumer Discretionary	269,476,639	269,476,639	—	—
Consumer Staples	40,243,252	40,243,252	—	—
Financials	81,494,936	81,494,936	—	—
Health Care	199,528,099	199,528,099	—	—
Industrials	81,703,617	81,703,617	—	—
Information Technology	562,350,332	562,350,332	—	—
Materials	18,296,417	18,296,417	—	—
Real Estate	21,993,774	21,993,774	—	—
Subtotal Investments in Securities	$1,469,318,410	$1,469,318,410	$—	$—
Other Investments *	Total
Affiliated Short-Term Investments	20,434,325
Collateral Held for Securities Loaned	3,542,000

Subtotal Other Investments	$23,976,325

Total Investments at Value	$1,493,294,735

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2019, in valuing the combined assets carried at fair value.

Investments in Securities	Combined Pro Forma Total	Combined Pro Forma Level 1	Combined Pro Forma Level 2	Combined Pro Forma Level 3
Common Stock
Communications Services	239,109,827	234,619,809	4,490,018	—
Consumer Discretionary	327,786,227	325,789,210	1,997,017	—
Consumer Staples	41,703,482	41,703,482	—	—
Energy	1,856,309	1,856,309	—	—
Financials	86,345,460	86,345,460	—	—
Health Care	232,634,377	231,349,972	1,284,405	—
Industrials	106,316,024	106,316,024	—	—
Information Technology	655,061,383	652,308,716	2,752,667	—
Materials	18,296,417	18,296,417	—	—
Real Estate	21,993,774	21,993,774	—	—
Utilities	3,886,505	3,886,505	—	—
Preferred Stock
Consumer Discretionary	350,217	—	—	350,217
Subtotal Investments in Securities	$1,735,340,002	$1,724,465,678	$10,524,107	$350,217
Other Investments *	Total
Affiliated Short-Term Investments	21,261,337
Collateral Held for Securities Loaned	3,542,000

Subtotal Other Investments	$24,803,337

Total Investments at Value	$1,760,143,339

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value 12/31/2018	Gross Purchases	Gross Sales	Value 12/31/2019	Shares Held at 12/31/2019	% of Net Assets 12/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970%	$821	$37,158	$37,152	$827	83	0.3%
Total Affiliated Short-Term Investments	821			827		0.3
Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	3,645	10,169	13,814	—	—	—
Total Collateral Held for Securities Loaned	3,645			—		—
Total Value	$4,466			$827

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2019 - 12/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970%	$—	$—	0	$67
Total Income/Non Income Cash from Affiliated Investments				$67
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	1
Total Affiliated Income from Securities Loaned, Net				$1
Total Value	$—	$—	$0

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value 12/31/2018	Gross Purchases	Gross Sales	Value 12/31/2019	Shares Held at 12/31/2019	% of Net Assets 12/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970%	$11,249	$154,842	$145,657	$20,434	2,043	1.4%
Total Affiliated Short-Term Investments	11,249			20,434		1.4
Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	—	15,935	12,393	3,542	3,542	0.2
Total Collateral Held for Securities Loaned	—			3,542		0.2
Total Value	$11,249			$23,976

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2019 - 12/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970%	$—	$—	0	$520
Total Income/Non Income Cash from Affiliated Investments				$520
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	5
Total Affiliated Income from Securities Loaned, Net				$5
Total Value	$—	$—	$0

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, as a combined pro forma, is as follows:

Portfolio	Value 12/31/2018	Gross Purchases	Gross Sales	Value 12/31/2019	Shares Held at 12/31/2019	% of Net Assets 12/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970%	$12,070	$192,000	$182,809	$21,261	$2,126	1.2%
Total Affiliated Short-Term Investments	12,070			21,261		1.2
Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	3,645	26,104	26,207	3,542	3,542	0.2
Total Collateral Held for Securities Loaned	3,645			3,542		0.2
Total Value	$11,249			$24,803

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2019 - 12/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 1.970%	$—	$—	0	$587
Total Income/Non Income Cash from Affiliated Investments				$587
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	6
Total Affiliated Income from Securities Loaned, Net				$6
Total Value	$—	$—	$0

Notes to Pro Forma Financial Statements (Unaudited)

(1) REORGANIZATION

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”) into Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”).

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law. The Acquiring Portfolio anticipates selling approximately 47% of the market value of the Target Portfolio’s investments after the Reorganization. As of May 29, 2020, the Target Portfolio’s investments that the Acquiring Portfolio would anticipate selling have a market value of $130,403,977.46.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

The Acquiring Portfolio will be the accounting survivor of the Reorganization.

(2) BASIS OF PRO FORMA FINANCIAL STATEMENTS

The pro forma financial information gives effect to the proposed reorganization whereby all of the assets of the Target Portfolio would be transferred to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio. Under U.S. generally accepted accounting principles, the historical cost of investment securities will be applied to the surviving entity (i.e., the Acquiring Portfolio).

The unaudited pro forma combined statement of assets and liabilities and schedule of investments assumes that the Reorganization occurred on December 31, 2019, and the unaudited pro forma combined statement of operations, for the year ended December 31, 2019, presents the results of operations of the Acquiring Portfolio as if the Reorganization had occurred on the first business day following the year ended December 31, 2018. The pro forma results of operations are not necessarily indicative of actual future results of operations. The pro forma statements of asset and liabilities and schedule of investments have been derived from the books and records of the Target Portfolio and Acquiring Portfolio utilized in calculating net asset values at December 31, 2019. The pro forma statements of operations for the year ended December 31, 2019 have been derived from the books and records of each Target Portfolio and Acquiring Portfolio for the year ended December 31, 2019. The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the December 31, 2019 annual report of the Target Portfolio and the Acquiring Portfolio.

(3) PRO FORMA EXPENSE ADJUSTMENTS

Management of the Portfolios estimates the total cost of the Reorganization to be approximately $80,000. If the Reorganization is not approved by contract holders, the Adviser will still bear the costs of the proposed Reorganization within the pro-forma financials.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio. These brokerage costs are estimated to be $70,250, which is less than one basis point of the Target Portfolio and the Acquiring Portfolio net assets as of May 29, 2020. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the Acquiring Portfolio.

(4) CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of May 29, 2020, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date. Please note that the adjusted shares outstanding in the pro forma statement of assets and liabilities of 6,517,871, is based on December 31, 2019 and will differ from the table below.

	Partner Growth Stock Portfolio Target Portfolio	Large Cap Growth Portfolio Acquiring Portfolio	Pro Forma Acquiring Portfolio
Net assets	$279,453,778	$1,637,409,818	$1,916,863,595
Net asset value per share	$29.62	$45.07	$45.07
Shares outstanding	9,434,991	36,329,407	42,529,681

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 6,200,274 shares. Such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

(5) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund’s Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued using the clearinghouse end of day price. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Portfolios’ Investment Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities — The Portfolios value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Contingent Liabilities — In the event of adversary action proceedings where the Portfolio is a defendant, the loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.

Federal Income Taxes — No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. The Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2019, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2016 through 2019. Additionally, as of December 31, 2019, the tax year ended December 31, 2015 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2019, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of May 29, 2020, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $0 and $0, respectively.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Foreign Income Taxes — Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(6) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. The differences between book-basis and tax-basis distributable earnings are primarily attributable to timing differences in recognizing losses deferred on wash sales. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature. These permanent differences primarily relate to the tax treatment of foreign currency, short-term gain distributions from underlying funds, and real estate investment trusts. The Portfolios had no reclassification adjustments on the Statement of Assets and Liabilities as a result of permanent book-to-tax adjustments.

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long-Term Capital Gain
Large Cap Growth	5,369,056	98,493,157
Partner Growth Stock	145,738	4,055,053

#	Undistributed ordinary income includes income derived from short-term capital gains.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of _______, 2020 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”) and Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”). Thrivent Financial for Lutherans is also party to the Agreement solely for purposes of Section 3.F.

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the shareholders of their respective Fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”). The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets of the Target Portfolio to be transferred by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Portfolio and the Acquiring Portfolio, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. The Target Portfolio will discharge all of its Liabilities prior to or on the Closing Date.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, if any, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). The Acquiring Fund shall bear expenses associated with the qualification of shares of the Acquiring Fund for sale in the various states. In addition, to the extent that any transition of Fund securities is required in connection with the Reorganization, the respective Fund may incur transaction expenses associated with the sale and purchase of Fund securities. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2019, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not discharged pursuant to Section 3(E), and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.

any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.

issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.

any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2019, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6. Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Target Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Portfolio and Acquiring Portfolio covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Notwithstanding the foregoing, nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Reed Smith LLP (“Reed Smith”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Reed Smith).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8. Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9. Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.

by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2020 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.

by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2020; or

vi.

by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2020.

10. Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its directors, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. Books and Records.

All books and records of the Target Portfolio, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Portfolio from and after the Closing Date and shall be turned over to the Acquiring Portfolio as soon as practicable following the Closing Date.

16. General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17. Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner Growth Stock Portfolio

Name: David S. Royal Title: President and Chief Investment Officer

Attest:

Name: John D. Jackson Title: Assistant Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Large Cap Growth Portfolio

Name: David S. Royal Title: President and Chief Investment Officer

Attest:

Name: John D. Jackson Title: Assistant Secretary

Thrivent Financial for Lutherans (solely for purposes of Section 3.F.)

Name: David S. Royal Title: Chief Investment Officer

Attest:

Name: John D. Jackson Title: Senior Counsel

APPENDIX B

STATEMENT OF ADDITIONAL INFORMATION OF THE REGISTRANT

B - 1

STATEMENT OF ADDITIONAL INFORMATION
Dated April 30, 2020

For
THRIVENT SERIES FUND, INC.
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3265
800-847-4836
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent International Allocation Portfolio
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus for Thrivent Series Fund, Inc. (the “Fund”) dated April 30, 2020. The Report of Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Fund, for the fiscal year ended December 31, 2019, is a separate report furnished with this Statement of Additional Information and is incorporated herein by reference. To receive a copy of the Prospectus or the Annual or Semiannual Report for the Fund, write to Thrivent Series Fund, Inc., 4321 N. Ballard Road, Appleton, Wisconsin, 54919 or call toll-free 800-847-4836.
The Prospectus and SAI do not purport to create any contractual obligations between the Fund or any Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolios, including contracts with the investment manager or other parties who provide services to the Portfolios.

HISTORY OF THE FUND
The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 33 separate series or “Portfolios”. Each Portfolio of the Fund, other than Thrivent Large Cap Growth Portfolio and Thrivent Partner Healthcare Portfolio, is diversified within the meaning of the 1940 Act. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.
INVESTMENT POLICIES AND RESTRICTIONS
Additional Investment Practices
In addition to those practices stated in the Prospectus, various Portfolios may purchase the securities or engage in the transactions described below. Each of these investment practices are non-principal investment strategies except as otherwise noted.
Investments of Thrivent Asset Allocation Portfolios
Thrivent Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, and Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Thrivent Asset Allocation Portfolios”) each seek to achieve its investment objective by investing in other series of the Fund, series of Thrivent Core Funds, and directly-held financial instruments. Each of the Thrivent Asset Allocation Portfolios may also invest in (i) U.S. Government securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) affiliated or unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.
The Thrivent Asset Allocation Portfolios are “diversified” within the meaning of the 1940 Act. A mutual fund is diversified if at least 75% of the value of its total assets is represented by U.S. Government securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.
Other Securities
Thrivent All Cap Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent ESG Index Portfolio, Thrivent Global Stock Portfolio, Thrivent International Allocation Portfolio, Thrivent International Index Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Low Volatility Equity Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Value Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Growth Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Small Cap Stock Portfolio, and, to the extent set forth above, Thrivent Asset Allocation Portfolios may each invest in other types of securities, including bonds, partnerships (including Master Limited Partnerships and Private Partnerships), forward contracts, preferred stocks, convertible bonds, convertible preferred stocks, rights, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of trusts, including foreign investment trusts.
Thrivent All Cap Portfolio, Thrivent ESG Index Portfolio, Thrivent Global Stock Portfolio, Thrivent International Allocation Portfolio, Thrivent International Allocation Portfolio, , Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Low Volatility Equity Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Value Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Growth Portfolio, Thrivent Small Cap Index Portfolio and Thrivent Small Cap Stock Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa3,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB-,” as rated by Standard &

Poor’s Corporation (“S&P”) or Fitch Ratings Inc. (“Fitch”). For a description of Moody’s, S&P’s and Fitch’s ratings, see “Description of Debt Ratings.” Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.
Thrivent Diversified Income Plus Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio, Thrivent Multidimensional Income Portfolio and Thrivent Opportunity Income Plus Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.
Bank Instruments
Each Portfolio may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.
U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
Investing in instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.
Repurchase Agreements
Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. A Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. A Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), or a subadviser to be creditworthy. Thrivent Money Market Portfolio may enter into repurchase agreements that are collateralized by U.S. Government securities.

Restricted Securities
The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors, subject to the discussion of Illiquid Investments below. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.
Illiquid Investments
In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted Rule 22e-4 under the 1940 Act relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, such as each of the Portfolios other than Thrivent Money Market Portfolio (the “22e-4 Portfolios”). Pursuant to Rule 22e-4, each of the 22e-4 Portfolios may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Rule 22e-4 may impact the 22e-4 Portfolios’ performance and ability to achieve their respective investment objectives. Thrivent Money Market Portfolio is subject to separate money market fund requirements limiting its investment in illiquid securities to 5%.
The 22e-4 Portfolios have implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the 22e-4 Portfolios’ “liquidity risk” (defined by the SEC as the risk that a 22e-4 Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio) pursuant to certain provisions of Rule 22e-4, as they relate to the Portfolios. The liquidity of a 22e-4 Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that a 22e-4 Portfolio will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the 22e-4 Portfolio.
Reverse Repurchase Agreements
Each Portfolio also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Portfolio. A reverse repurchase agreement is a transaction in which a Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.
The Portfolios will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of a Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio’s records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions
Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by a Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.
To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.
Dollar Roll Transactions
The Portfolios may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs for the Portfolios, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.
Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities
As described in the Prospectus, the principal strategies of certain Portfolios include investing in mortgage-backed securities (a type of asset-backed security that is backed by pools of underlying mortgages), including collateralized mortgage obligations (“CMOs”) and Multi-Class Pass-Through Securities (“MCPTS”), and the other Portfolios may invest in such instruments as a non-principal strategy. CMOs and MCPTS are debt instruments issued, and guaranteed as applicable, by either a U.S. government agency (the Government National Mortgage Association (GNMA or Ginnie Mae)), a U.S. government sponsored entity (the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac)), or a private financial institution. GNMA is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. Private MBS are not guaranteed. The securities are issued in special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. MCPTS are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. MCPTS, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”
FNMA and FHLMC are currently under a conservatorship established by the Federal Housing Finance Agency (FHFA). If FNMA and FHLMC are taken out of conservatorship, it is unclear whether the U.S. government would continue to enforce its rights or perform its obligations and how the capital structure of FNMA and FHLMC would be constructed post-conservatorship and what effects, if any, this might have on their creditworthiness. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Portfolio to lose value.
On June 3, 2019, under the FHFA’s “Single Security Initiative”, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates resulting in a loss of all or part of the premium, if any has been paid. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.
There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).
Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. The Portfolios would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, the Portfolios would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.
Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Portfolio’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Portfolio’s portfolio.
An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.
Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.
Collateralized Debt Obligations
The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CDOs are types of asset-backed securities. A CLO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAl. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.
For both CLOs and CBOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CLO or CBO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CLO or CBO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO or CBO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Senior Loans (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior loans may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, Portfolios that hold senior loans may not be protected by the securities laws, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser generally does not receive material, non-public information about borrowers, which may further limit the information available to the Adviser about senior loans. In the event the Adviser receives material, non-public information about a borrower that also issues public securities, the Adviser may be restricted from trading in such public securities which could adversely impact performance of a Portfolio. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Structured Securities
The Portfolios may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.
Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.
In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Portfolio’s investment objective and policies.
Variable Rate Demand Notes
The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolio may demand payment of the principal for such Portfolio at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default. The extent to which the Thrivent Money Market Portfolio can purchase these securities is subject to Rule 2a-7 under the 1940 Act.
Lending Securities (All Portfolios except Thrivent Money Market Portfolio)
Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers and other financial institutions, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash or domestic securities in an amount equal to at least 102% of the market value or foreign securities in an amount equal to at least 105% of the market value. In electing to engage in securities lending for a Portfolio, the Adviser will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.
No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.
Non-Standard Warrants (All Portfolios except Thrivent Money Market Portfolio)
A Portfolio may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Portfolio wishes to sell it.
Put and Call Options (All Portfolios except Thrivent Money Market Portfolio)
As described below, each Portfolio except the Thrivent Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Portfolio holds the investment underlying the option or has the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark cash or liquid securities to ensure that the Portfolio has sufficient assets to meet its obligations in respect of the option. When a Portfolio sells put options, the earmarked assets must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, earmarked assets must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.
Selling (“Writing”) Covered Call Options: The Portfolios may from time to time sell (write) covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (strike) price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or an offsetting transaction is entered into by the Portfolio.
If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.
Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.
Selling Put Options: The Portfolios may from time to time sell (write) put options. As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined (strike) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.
If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.
When a Portfolio writes a put option on a security, the option must be covered by segregating liquid assets on the Portfolio’s books with a value equal to or greater than the strike price of the underlying security to secure the Portfolio’s obligation.
Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (strike) price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.
Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.
Index Options: The Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.
Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”

Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.
Closing Transactions: The Portfolios may dispose of options that they have written by entering into “closing purchase transactions.” Those Portfolios may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.
A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Portfolio from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.
A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.
Financial Futures and Options on Futures (All Portfolios except Thrivent Money Market Portfolio)
Selling Futures Contracts: The Portfolios may sell financial futures contracts as a hedge against adverse movements in the prices of securities in these Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; specified interest rates; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.
Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.
When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called “margin” by commodities exchanges and brokers.
The payment of margin in these transactions is different than purchasing securities on margin. In purchasing securities on margin an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of margin involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a good faith deposit by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay variation margin equal to the daily change in the value of the position held by the Portfolio.
Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. A Portfolio may buy and sell futures contracts for a number of reasons, including: (1) to manage its exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.
A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the investments underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the investments underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar investments that a Portfolio intends to purchase.
Options on Futures Contracts: The Portfolios may also sell (write) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.
Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.
Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. In instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.
In addition, the Thrivent All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
Swap Transactions (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Portfolio buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of enhancing the Portfolio’s investment returns. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.
Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
Currency Forward Contracts (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may also sell and purchase currency forward contracts as a hedge against changes in prevailing levels of currency exchange rates. A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. A Portfolio may lose money on currency forward contracts if changes in currency rates do not occur as anticipated or if the Portfolio’s counterparty to the contract were to default. A Portfolio will not use such forward contracts for leveraging purposes.
Central Clearing and Trade Execution Regulations
The Commodity Exchange Act (the “CEA”) and related regulations enacted by the CFTC may require the Portfolio to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Portfolios submit the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member. If a Portfolio must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Portfolio enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Portfolios may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.
Exclusion from Regulation as a Commodity Pool Operator
Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Fund, the Adviser, nor any of the individual Portfolios is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through the CFTC, regulates investments in futures, options on futures and swaps. Accordingly, neither the Fund, the Adviser nor the Portfolios are subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, each Portfolio will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

•	Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or
•	Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.
Hybrid Investments (All Portfolios except Thrivent Money Market Portfolio)
As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high-risk derivative) that have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.
In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Risks of Transactions in Options and Futures
There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.
There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial's or a Portfolio's subadviser's accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.
A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.
There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.
In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.
When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.
Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.
Leverage Risks
Leverage risk is created when an investment, (which includes, for example, an investment in a futures contract, option, or swap) exposes a Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Portfolio’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, currency, or other benchmark. Portfolios that invest in derivatives have various degrees of leverage risk.
Foreign Securities
Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Portfolio may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Portfolio’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.
Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.
Frontier markets are among the smallest, least mature and least liquid of the emerging markets; as a result, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Investing in China through Stock Connect. In recent years, non-Chinese investors, including certain Portfolios, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These include aggregate and daily quota limitations. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio's rights with respect to the securities.
Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. The risks associated with investments through Stock Connect Programs are in addition to the risks of investing in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Portfolio.

Recent Events in European Countries
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). The trade relationship between the United Kingdom and the EU is currently subject to a transition period, which will expire on December 31, 2020. During this transition period while the future trade relationship is negotiated, the United Kingdom will remain in the EU customs union and single market, and EU law will continue to apply to the United Kingdom. There is no guarantee that a negotiated Brexit will be implemented by the end of the transition period, and it is possible that transition period may end on January 1, 2021, without a new trade agreement.
Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. There will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of a Portfolio’s investments. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Portfolio, as there may be negative effects on the value and liquidity of the Portfolio’s investments and/or the Portfolio’s ability to enter into certain transactions.
Foreign Futures and Options
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.
For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.
In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
Foreign Currency Exchange-Related Securities and Foreign Currency Transactions
The Portfolios may invest in foreign currency exchange-related securities or engage in foreign currency transactions.
Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.
The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.
Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts would include, but not be limited to, the following:
•	When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
•	When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio’s securities denominated in such foreign currency.
Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.
A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.
At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.
The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the Adviser or subadviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Portfolio that enters into a forward contract may find it difficult to exit the position.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.
Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).
Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
U.S. Government Securities
The Portfolios may invest in U.S. Government securities. U.S. Government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. Government securities. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. government.
In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.
Floating Rate Treasury Notes
The Portfolios may invest in floating rate Treasury notes. A floating rate Treasury note is a debt instrument with a variable interest rate tied to discount rates in auctions of 13-week Treasury bills. The issuance of floating rate obligations by the Treasury is new and there is no trading history for these instruments. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit risk and default risk, which could impair their value.
Foreign Government Securities
The Portfolios may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Initial Public Offerings (“IPOs”)
The Portfolios may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio’s performance likely will decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio’s asset base grows. Because IPO shares frequently are volatile in price, a Portfolio may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including the Portfolios) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
A Portfolio’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.
Real Estate Investment Trusts (“REITs”)
REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investing in REITs would subject a Portfolio to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
A Portfolio is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Other Investment Companies
Each Portfolio may invest in securities, under applicable law and subject to any applicable exemptive orders, of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Portfolio paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The Portfolios will not invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws. Each Portfolio may invest in other existing or future series of the Thrivent Core Funds, which are investment companies that are only offered to affiliates of the Portfolios and that do not charge an investment advisory fee.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment companies that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios as well as the underlying investment companies.
Exchange Traded Funds (“ETFs”) (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may purchase the securities of ETFs, which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees and other expenses that are incurred by a Portfolio through its ownership of the ETF. Certain ETFs may utilize financial leverage. ETFs are generally registered under the 1940 Act. Each Portfolio’s investment in ETFs will be limited by the restrictions imposed by the 1940 Act, but subject to any applicable exemptive orders.
Exchange-Traded Notes
The Portfolios may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Passive Foreign Investment Companies (All Portfolios except Thrivent Money Market Portfolio)
Each Portfolio may purchase the securities of certain foreign entities and foreign investment funds, treated as passive foreign investment companies for U.S. federal income tax purposes. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments.
In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.
Inflation-Linked Debt Securities
The Portfolios may invest in inflation linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Portfolio does not receive their principal until maturity.
Funding Agreements
The Portfolios may invest in funding agreements, which are short-term, privately placed debt instruments issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.
Defensive Investing
In response to market, economic, political or other conditions, each Portfolio (other than the Money Market Portfolio) may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes that are inconsistent with the Portfolio’s principal investment strategies. If the Portfolio does this, different factors could affect the Portfolio’s performance and it may not achieve its investment objective.
Taxable Municipal Bonds
The Portfolios may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.
General Market Risks
U.S. and global markets have experienced significant volatility in recent years. The Portfolios are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolios to lose value. These events can also impair the technology and other operational systems upon which the Portfolios’ service providers, including the Portfolios’ investment adviser, rely, and could otherwise disrupt the Portfolios’ service providers’ ability to fulfill their obligations to the Portfolios.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. These and other developments may adversely affect the liquidity of the Portfolios’ holdings.
Cybersecurity Risk
The Portfolios and their service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a subadviser, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Portfolios’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Portfolios’ operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Portfolios or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investments in such companies to lose value. While the Portfolios’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Portfolios cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Portfolios or their shareholders. Although each Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Portfolio’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Portfolio and its shareholders may bear costs tied to these risks.
LIBOR and Other Reference Rates
A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Portfolio’s performance and/or NAV.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined.
The Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight US Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018 with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
Markets are slowly developing in response to these new rates and transition planning is at a relatively early stage. It is expected that industry trade associations and market participants will focus on how the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments or otherwise. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a Reference Rate may deteriorate during the transition period, these effects could materialize prior to the end of 2021. Nonetheless, the termination of Reference Rates, such as LIBOR, presents significant financial risks to the Portfolios.
Disclosure of Portfolio Holdings
The Fund has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's holdings on a selective basis. Under no circumstances may the Portfolios, Thrivent Financial or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports. Each Portfolio’s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders. In addition, the Portfolios also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT. Thrivent Money Market Portfolio also files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. The Portfolios may also disclose portfolio holdings information in response to requests by governmental authorities.

The Portfolios generally will seek to disclose a full list of portfolio holdings online at Thrivent.com on a monthly basis, 60 or more days after the month-end, and each Portfolio’s top ten holdings monthly 30 or more days after the month-end. For each portfolio security, the posted information includes the name and the market value of the Portfolio’s holdings in the security. Additional information, including aggregated or descriptive information about portfolio holdings, may also be disclosed at any time, as long as the Portfolio’s Chief Compliance Officer or Chief Legal Officer determines that the release of this information will not disadvantage the Portfolios. Nonexclusive examples of this information include the number of shares or par value held; allocation among individual securities, asset classes, regions, countries, industries or sectors; performance attribution information based on industry, sector or geographic exposure; portfolio statistical information, such as price-to‐earnings ratio, yield, duration, or credit quality information; and portfolio risk characteristics (i.e. standard deviation or Sharpe ratio). The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.
Thrivent Financial may distribute or authorize the distribution of information about a Portfolio's holdings that is not publicly available, on the website or otherwise, as follows: (i) to its employees and affiliates that provide services to the Portfolio, (ii) to the Portfolio’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios (such service providers may include the Portfolios’ custodian, auditor, proxy voting service provider, pricing service vendors, liquidity vendors, securities lending agent, subadvisers, publisher, printer and mailing agent), (iii) to certain other parties, such as third-party consultants and ratings and ranking organizations, and (iv) to broker/dealers and certain other entities in order to assist the Portfolio with potential transactions and management of the Portfolio.
Before any non-public disclosure of information about a Portfolio's holdings is permitted, however, the Fund’s Chief Compliance Officer or Chief Legal Officer must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the release of this information, including the frequency and time lag, will not disadvantage the Portfolios, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty (i) to keep the information confidential and (ii) not to trade directly or indirectly based on the information. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements.
In accordance with these policies and procedures, the Portfolios have ongoing arrangements with the following service providers to provide the Portfolios’ portfolio holdings information:
Service Provider	Service	Frequency
The Bank of New York Mellon Corporation	Middle Office / Settlements Vendor	Daily
Bloomberg	Trading System & Data Vendor	Daily
Bloomberg BVAL	Pricing Service	Daily
BNP Paribas Security Services	Middle Office / Settlements Vendor	Daily
Confluence	Regulatory Reporting Vendor	Quarterly; monthly for Thrivent Money Market Portfolio
Donnelley Financial Solutions, Inc.	Regulatory Printer	Quarterly
Ernst and Young	PFIC analysis	Quarterly
FactSet Research Systems Inc.	Systems Vendor	Daily
Fidelity National Information Services, Inc.	Mutual Fund Accounting System Vendor	Daily
Fidelity National Information Services, Inc.	Personal Trading System Vendor	Daily
Goldman Sachs Bank USA	Securities Lending Agent	Daily
ICE Data Services	Pricing Service	Daily
IHS Markit	Pricing Service	Daily
IHS Markit	Bank Debt Reconciliation Vendor	Daily
Institutional Shareholder Services	Proxy Voting & Class Action Services Vendor	Daily

Service Provider	Service	Frequency
ITG Inc.	Systems Vendor	Daily
Lipper	Data Vendor	Monthly; 1 day lag
Merrill Corporation	Printer	Quarterly
Morningstar	Data Vendor	Monthly; 60 day lag
MSCI	Systems Vendor	Daily
Omgeo LLC	Systems Vendor	Daily
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	Annually
PricingDirect Inc.	Pricing Service	Daily
State Street Bank and Trust Company	Bank Loan Servicing	Daily
State Street Bank and Trust Company	Custodian	Daily
State Street Bank and Trust Company	Systems Vendor	Weekly
VMLY&R	Website Consultant	Monthly
Wolters Kluwer	Systems Vendor	Monthly; 3 day lag
As part of the annual review of the compliance policies and procedures of the Portfolios, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.
Investment Limitations
The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:
1.	None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio’s total assets immediately after the time of such borrowing.
2.	None of the Portfolios may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the Securities and Exchange Commission.
3.	None of the Portfolios (except as noted below) will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction does not apply to Thrivent Large Cap Growth Portfolio or Thrivent Partner Healthcare Portfolio, which are “non-diversified” within the meaning of the 1940 Act.
4.	None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.
5.	None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
7.	None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.
8.	None of the Portfolios (except as noted below) will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities (as such term is defined in the 1940 Act). In addition, with respect to Thrivent Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks. This restriction does not apply to the Thrivent Asset Allocation Portfolios, which primarily invest in other Portfolios of the Fund that could be considered to be in the same industry. In addition, under normal circumstances, Thrivent Partner Healthcare Portfolio will invest more than 25% of its total assets in the securities of issuers in the healthcare industry.
The following nonfundamental investment restrictions may be changed without shareholder approval. Under this restriction:
1.	None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.
2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Portfolio’s total assets.
3.	None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government security” under the 1940 Act.
5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Portfolios.
Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security (as discussed in this section of the SAI or elsewhere in the SAI or prospectus), are measured at the time a Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. Purchases by the Portfolio, however, during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
With respect to the fundamental investment restriction above about industry concentration, the Adviser has adopted the following industry lists based upon asset types. The Adviser will assign industry classifications for those securities that do not have an industry classification based on the following industry lists.
•	Bond Portfolio Industries:
Bloomberg Barclays Classification System - BCLASS3 level

•	Stock Portfolio Industries:
Standard and Poor’s Global Industry Classification Standard (GICS) - industry level
•	REIT Portfolio Industries:
FTSE NAREIT All Equity REIT Index - sector level
•	Money Market Portfolio Industries:
Bloomberg Barclays Classification System - BCLASS3 level, with three exceptions.
1.	The Banking Industry is sub-divided into Banks-Foreign and Banks-Domestic.
2.	Asset-backed commercial paper is categorized into one of the following custom categories: ABCP-Commercial; ABCP-Consumer; ABCP-Diversified; ABCP-Government; and ABCP-Securities.
3.	Municipal debt is categorized using the following custom list for municipal bonds.
•	Municipal Bond Categories:

Category
Revenue Bond Industries	Airport Revenue	Multi-Family Housing
	Education Revenue	Recreational Facilities
	Electric Revenue	Single-Family Housing
	Gaming	Special Tax Revenue
	Healthcare (Non-Hospital)	Surface Transportation
	Higher Education	Tax Increment Financing
	Hospital	Tobacco
	Industrial Development Revenue	Water & Sewer
	Industrial Development Revenue – Environmental	Other Miscellaneous
Lease / Appropriation Revenue
General Obligation	City Bonds	State Bonds
	County Bonds	School District
Governments	Escrowed to Maturity/Pre-refunded
The Fund has received an exemptive order (the “Order”) from the SEC that allows the Portfolios, along with other portfolios managed by the Adviser (each a “Participating Fund”), to engage in an interfund lending program (the “Program”). The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including, among other things, (i) the requirement that the interfund loan rate is more favorable to the lending Participating Fund than the highest current overnight repurchase agreement rate available to the lending Participating Fund (the “Repo Rate”), and more favorable to the borrowing Participating Fund than the rate available that day for cash overdraft from the borrowing Participating Fund’s custodian (the “Bank Loan Rate”); (ii) that no Fund may borrow through the Program on an unsecured basis unless the Participating Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total less than 10% of its total assets; provided that if the Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the Participating Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral; (iii) if a Participating Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Participating Fund may borrow through the Program only on a secured basis; (iv) no Participating Fund may lend money if the loan would cause its aggregate outstanding loans through the Program to exceed 15% of its net assets at the time of the loan; (v) a lending Participating Fund may not loan in excess of 5% of its net assets to any one Participating Fund; and (vi) each interfund loan may be called on one business day’s notice by a lending Participating Fund. The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the

Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.
Each Portfolio may participate in the Program only to the extent that its participation is consistent with the Portfolio’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, Thrivent Financial administers the Program according to procedures approved by the Board.
Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.
Each Portfolio (with the exception of Thrivent Money Market Portfolio) along with other portfolios managed by the Adviser or an affiliate, has agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility to be utilized if needed for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Portfolio paid commitment fees in proportion to their respective net assets.
Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, the Thrivent Income Plus Portfolios (which include Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, and Thrivent Opportunity Income Plus Portfolio), and Thrivent Multidimensional Income Portfolio, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, the Thrivent Income Plus Portfolios, and Thrivent Multidimensional Income Portfolio, has adopted a non-fundamental policy that it can rely on Section 12(d)(1)(G) of the 1940 Act solely for the purpose of acquiring shares of a Thrivent Core Fund for purposes of efficient portfolio management, and each will not have more than five percent of its total assets invested in one Thrivent Core Fund or more than 10 percent of its total assets invested in investment companies, including Thrivent Core Funds and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act; provided, however, that each of these Portfolios may invest up to 25% of its total assets in short-term bond Thrivent Core Funds in the aggregate. Thrivent Core Funds is a registered investment company that only offers its shares to the Fund, Thrivent Mutual Funds and other Thrivent entities.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment companies that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios as well as the underlying investment companies.

FUND MANAGEMENT
The Fund’s Directors and Officers
The Board is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of 33 series of the Fund and also serves as:
•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 25 series, which offers Class A and Class S shares;
•	Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial; and
•	Trustee of Thrivent Core Funds, a registered investment company consisting of five funds that are established solely for investment by Thrivent entities.
David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Directors serves on the board of the Thrivent Church Loan and Income Fund.
The Fund, Thrivent Mutual Funds, Thrivent Cash Management Trust, Thrivent Core Funds, and Thrivent Church Loan and Income Fund are collectively referred to as the “Fund Complex.”
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Board has engaged Thrivent Financial to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing Thrivent Financial and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Minnesota law, other applicable laws and the Fund’s charter documents. The Board is currently composed of nine members, including seven Independent Directors and two Interested Directors. An “Independent Director” is not an “interested person” (as defined in the 1940 Act) of the Fund, while an “Interested Director” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.
The Board has appointed an Independent Director to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairperson does not impose on such Independent Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Directors and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
The Fund and the Portfolios are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Financial, the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. Each of Thrivent Financial, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Fund and the Portfolios and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Financial, the sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for Thrivent Financial, as appropriate, regarding risks faced by the Fund and its Portfolios, and Thrivent Financial’s risk management functions.
The Audit Committee of the Board, which is composed of all Independent Directors, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.
The Ethics and Compliance Committee of the Board, which is composed of all Independent Directors, monitors ethical and compliance risks and oversees the legal and regulatory compliance matters of the Portfolios. The Ethics and Compliance Committee meets with and receives reports from the Fund’s Chief Compliance Officer, the Fund’s Anti-Money Laundering Officer and Thrivent Financial personnel on matters relating to the compliance program, the anti-money laundering program, privacy, identity theft prevention, cybersecurity, business continuity planning and other areas. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports.
The Investment Committee of the Board, which is composed of all Independent Directors, is designed to review investment strategies and risks in conjunction with its review of the Portfolios’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.
The Contracts Committee of the Board, which is composed of all of the Independent Directors, assists the Board in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Portfolio.
The Governance and Nominating Committee of the Board, which is composed of all of the Independent Directors, assists the Board in fulfilling its duties with respect to the governance of the Fund, including the review and evaluation of the composition and operation of the Board and its committees, the annual self-assessment of the Board and its committees and periodic review and recommendations regarding compensation of the Independent Directors. The Governance and Nominating Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.
The Board oversees the Portfolios’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Fund implemented the Liquidity Program pursuant to the provisions of Rule 22e-4, as they relate to the Portfolios. The Board, including a majority of the Independent Directors, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios’ compliance program and reports to the Board and the Ethics and Compliance Committee regarding compliance matters for the Portfolios and their principal service providers. In addition, as part of the Board’s annual review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Fund’s charter documents do not set forth any specific qualifications to serve as a Director. The charter of the Governance and Nominating Committee also does not set forth any specific qualification. However, the Governance and Nominating Committee has adopted qualification guidelines that the Committee may take into account in considering Director candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Christian community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.
The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Directors, that each Director is qualified to serve on the Board. Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Directors, the Adviser, the sub-advisers, counsel, the Fund’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service or academic positions and through experience from service as a board member of the Fund and other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Director’s particular professional and other experience that qualifies each person to serve as a Director of the Fund. Additional details regarding the background of each Director are included in the table below this section.
Janice B. Case. Ms. Case has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has over 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.
Robert J. Chersi. Mr. Chersi has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry and is the founder of Chersi Services LLC, a financial consulting firm. He is currently the Lead Independent Director and Audit Committee Chair at Brightsphere Investment Group plc and a Director of E*TRADE Bank and E*TRADE Financial Corporation. Mr. Chersi is also the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University and the Helpful Executive in Reach in the Department of Accounting and Information Systems at Rutgers University.
Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and

Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.
Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2009, as Chair of the Board since 2019 and as Chair of the Investment Committee from 2010 through 2018. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.
James A. Nussle. Mr. Nussle has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is the President and Chief Executive Officer of the Credit Union National Association, a national trade association for America’s credit unions. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.
David S. Royal. Mr. Royal has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2015. He has over 20 years of experience advising and working for mutual fund complexes. He is currently the President and Chief Investment Officer of the Fund Complex, not including Thrivent Church Loan and Income Fund, and he has served as Senior Vice President, Chief Investment Officer of Thrivent Financial since 2017. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Fund Complex, not including Thrivent Church Loan and Income Fund. He has served as President of Thrivent Church Loan and Income Fund since 2018. Before joining Thrivent Financial, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry and also serves on the board of directors of a non-profit organization.
Verne O. Sedlacek. Mr. Sedlacek has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2017 and as Chair of the Investment Committee since 2019. Mr. Sedlacek has over 35 years of experience in the financial services industry, including eleven years as the former chief executive officer of the Commonfund, an institutional investment firm that provides solutions for strategic investors within the nonprofit and pension investment communities. He has experience as a member on the board of several not-for-profit and for-profit boards, including the Chicago Mercantile Exchange. He also was a certified public accountant.
Constance L. Souders. Ms. Souders has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2007 and as Chair of the Contracts Committee since 2010. She also served as the Audit Committee financial expert from 2010 through 2016. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund broker-dealer.
Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2009. He has over 35 years of investment management experience and served as a Senior Vice President and Chief Investment Officer of Thrivent Financial from 2003 to 2017. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He served as a director on the boards of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.
The following tables provide additional information about the Directors and officers of the Fund.

INTERESTED DIRECTORS(1)
Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
David S. Royal 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1971)	Chief Investment Officer since 2017; Director and President since 2015	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015	65	Currently, Director of Children’s Cancer Research Fund and Board Member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017
Russell W. Swansen 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1957)	Director since 2009	Retired; Senior Vice President and Chief Investment Officer, Thrivent Financial from 2003 to 2017	64	Board Member of Twin Bridge Capital Partners, a registered investment advisory firm, since 2005

INDEPENDENT DIRECTORS(3)
Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Janice B. Case 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1952)	Director since 2011	Retired	64	Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERO”) for North America) since 2008

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Robert J. Chersi 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1961)	Director since 2017	Founder of Chersi Services LLC (consulting firm) since 2014; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Reach in the Department of Accounting & Information Systems at Rutgers University since 2013	64	Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank since 2019; Lead Independent Director since 2019 and Director and Audit Committee Chair at Brightsphere Investment Group plc since 2016
Marc S. Joseph 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1960)	Director since 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004	61	None
Paul R. Laubscher 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1956)	Director since 2009	Portfolio Manager for U.S. private real estate and private equity portfolios of IBM Retirement Funds	64	None
James A. Nussle 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1960)	Director since 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009	64	Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Verne O. Sedlacek 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1954)	Director since 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015	64	Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies from 2016 to 2019; Director of Association of Governing Boards of Universities and Colleges from 2007 to 2019
Constance L. Souders 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1950)	Director since 2007	Retired	64	None

OFFICERS
Name, Address and Year of Birth	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
David S. Royal 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1971)	Chief Investment Officer since 2017; Director and President since 2015	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015
Gerard V. Vaillancourt 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017
Michael W. Kremenak 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015

Name, Address and Year of Birth	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
Edward S. Dryden 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer – Thrivent Funds, Thrivent Financial from 2010 to 2018
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Privacy Officer since 2011	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy Officer, Thrivent Financial since 2011; Anti-Money Laundering Officer, Thrivent Financial from 2011 to 2019; Senior Counsel, Thrivent Financial from 2002 to 2016
Sharon K. Minta 4321 North Ballard Road Appleton, WI (1973)	Anti-Money Laundering Officer since 2019	Director, Compliance, Anti-Money Laundering Officer and Manager of Identity Theft and Customer Fraud/Special Investigations Unit, Thrivent Financial since 2019; Compliance Manager, Anti-Money Laundering, Customer Fraud/Special Investigations Unit and Identity Theft programs, Thrivent Financial from 2014 to 2019
Troy A. Beaver 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1967)	Vice President since 2016	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015
Monica L. Kleve 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1969)	Vice President since 2019	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial from 2002 to 2019
Kathryn A. Stelter 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1962)	Vice President since 2015	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014
Jill M. Forte 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1974)	Assistant Secretary since 2016	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015
John D. Jackson 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1977)	Assistant Secretary since 2018	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017

Name, Address and Year of Birth	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
Sarah L. Bergstrom 901 Marquette Avenue, Suite 2500 Minneapolis, MN (1977)	Assistant Treasurer since 2007	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)	The Directors, other than Mr. Royal and Mr. Swansen, are not “interested persons” of the Fund and are referred to as “Independent Directors.”
Committees of the Board of Directors
Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The 1940 Act requires that the Fund’s independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Audit Committee is responsible for recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6
Contracts	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Contracts Committee is to assist the Board in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Portfolio.	6

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Ethics and Compliance	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Portfolios.	4
Governance and Nominating	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Governance and Nominating Committee assists the Board in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board, compensation of the Directors and composition of the committees and the Board’s membership. The Governance and Nominating Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.	4
Investment	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Investments Committee assists the Board in its oversight of the investment performance of the Portfolios; the Portfolios’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Portfolios; and the range of investment options offered to investors in the Portfolios. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals, such as new Portfolios or Portfolio reorganizations.	5

(1)	All of the Independent Directors serve as members of each Committee.
Beneficial Interest in the Fund by Directors
The following tables provide information as of December 31, 2019 regarding the dollar range of beneficial ownership by each Director in each series of the Fund. The dollar range shown in the last column reflects the aggregate amount of each Director’s beneficial ownership (including ownership through deferred compensation) in all registered investment companies within the investment company complex that are overseen by the Director.
INTERESTED DIRECTORS
Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
David S. Royal	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$50,001-$100,000	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None

INDEPENDENT DIRECTORS
Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Janice B. Case	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Robert J. Chersi	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Marc S. Joseph	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Paul R. Laubscher	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
James A. Nussle	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Verne O. Sedlacek	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Constance L. Souders	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None

Compensation of Directors and Officers
The Fund makes no payments to any of its officers for services performed for the Fund. The Independent Directors are paid an annual base compensation of $195,000 to serve on the Boards of the Fund Complex, not including Thrivent Church Loan and Income Fund. Each Director also receives $5,000 for each in-person meeting attended. The Board Chair is compensated an additional $80,000 per year; the Chair of the Audit Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $40,000 per year; the Chair of the Contracts Committee, the Chair of the Investment Committee, the Chair of the Governance and Nominating Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $20,000 per year. Independent Directors are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors. The Directors receive no pension or retirement benefits in connection with their service to the Fund.
The following table provides the amounts of compensation paid to the Directors either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2019:
Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by the Fund Complex(1)
Janice B. Case	$137,534	$225,500
Director
Robert J. Chersi	$149,730	$245,500
Director
Paul R. Laubscher	$168,023	$275,500
Director

Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by the Fund Complex(1)
Marc S. Joseph	$137,534	$225,500
Director
James A. Nussle	$125,328	$205,500
Director
Verne O. Sedlacek	$137,534	$225,500
Director
Constance L. Souders	$137,534	$225,500
Director

(1)	The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund. Compensation deferred is invested in Thrivent Mutual Funds, the allocation of which is determined by the individual Director. The Directors participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Director’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For compensation paid during the fiscal year ended December 31, 2019, the total amount of deferred compensation payable to the Directors was $0.

CONTROL PERSONS AND PURCHASES OF SECURITIES
Shares in the Fund may be sold to:
•	Separate accounts (the “Accounts”) of Thrivent Financial, which are used to fund benefits under various variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial, which are used to fund benefits under variable life insurance and variable annuity contracts; and
•	Other Portfolios of the Fund.
The Secretary of the Fund will vote shares owned by the Fund. The voting rights of variable contract owners, and limitations on those rights, are explained in separate prospectuses relating to such variable contracts. Thrivent Financial and other insurance companies will vote shares attributable to variable contracts in accordance to the voting instructions of the variable contract owners. Any shares of a Portfolio attributable to a variable contract for which no timely voting instructions are received will be voted by Thrivent Financial or other insurance companies in proportion to voting instructions that are received with respect to all variable contracts participating in the Portfolio. Thrivent Financial is located at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3265.
The officers and directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or other insurance companies. As of March 31, 2020, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio.
To the best knowledge of the Fund, no person other than Thrivent Financial and the Thrivent Asset Allocation Portfolios owned, of record or beneficially, 5% or more of the outstanding shares of any Portfolio as of March 31, 2020, other than as follows:
Portfolio	Shareholder	Percent Owned
Thrivent Small Cap Index Portfolio	New York Life Insurance and Annuity Corporation 51 Madison Ave. New York, NY 10010-1603	10.67%
Under the 1940 Act, any person who owns of record or is known by the Fund to own beneficially 5% or more of any class of a Portfolio’s outstanding shares is deemed a principal holder, and any person who owns more than 25% of a Portfolio’s outstanding shares is deemed a control person. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.
Information as of March 31, 2020 with regard to record ownership in the Fund is provided below:
Name	Percentage of Shares Outstanding
Thrivent Financial for Lutherans	79.83%
Thrivent Asset Allocation Portfolios	20.04%
New York Life Insurance and Annuity Corporation	00.12%

Transactions with Independent Directors
No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser or a subadviser for the Portfolios, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or a subadviser for the Portfolios exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser or subadviser as the Portfolios as its investment adviser or having an investment adviser that directly or indirectly controls, is controlled by or under common control with the investment adviser or subadviser of the Portfolios; the Portfolios’ investment adviser; an officer of the Portfolios’ investment adviser; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser of the Portfolios (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS
Investment Adviser
The Fund’s investment adviser, Thrivent Financial, was founded in 1902 under the laws of Wisconsin, and is a fraternal benefit society owned by and operated for its members. The officers and directors of Thrivent Financial who are affiliated with the Fund are set forth below under “Affiliated Persons.” Thrivent Financial is located at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3265.
Investment decisions for each of the Portfolios (except for all or a portion of Thrivent International Allocation Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, and Thrivent Partner Healthcare Portfolio (collectively, the “Subadvised Portfolios”)) are made by Thrivent Financial, subject to the overall direction of the Board. Thrivent Financial also provides investment research and supervision of each of the Portfolios’ investments (except for the investments of the Subadvised Portfolios that are not managed by Thrivent Financial) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.
Thrivent Financial Portfolio Managers
Other Accounts Managed by the Thrivent Financial Portfolio Managers
The following table provides information relating to other accounts managed by Thrivent Financial portfolio managers as of December 31, 2019. None of the Thrivent Financial portfolio managers of the Portfolios manage assets in pooled investment vehicles other than the registered investment companies noted below.
	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Gregory R. Anderson (2)	6	$ 2,967,252,356	3	$7,687,750,546
Darren M. Bagwell	8	$12,549,124,989	0	$ 0
Brian W. Bomgren (3)	4	$ 2,892,197,160	3	$ 816,850,488
Brunner, Lauri A.	2	$ 3,027,980,607	2	$ 278,590,529
Matthew D. Finn	1	$ 712,372,701	2	$ 167,132,083
Brian J. Flanagan	1	$ 2,394,823,923	2	$ 275,587,326
John T. Groton	0	$ 0	1	$ 233,559,342
Michael G. Landreville	2	$ 1,111,631,568	3	$ 402,688,156
Kurt J. Lauber	2	$ 3,059,900,274	2	$ 341,324,663
David J. Lettenberger	1	$ 9,511,687	1	$ 58,024,180
Stephen D. Lowe	9	$11,439,115,577	2	$ 119,507,090
Noah J. Monsen (3)	7	$ 6,224,331,818	3	$ 816,850,488
Paul J. Ocenasek	3	$ 1,558,256,168	3	$2,857,714,998
Reginald L. Pfiefer	0	$ 0	1	$ 261,238,414
David S. Royal	4	$ 8,282,402,689	0	$ 0
Mark L. Simenstad	7	$ 9,783,684,258	0	$ 0
Conrad E. Smith	1	$ 734,941,458	2	$ 519,494,315
David R. Spangler	7	$11,471,794,123	1	$ 45,030,259
Cortney L. Swensen	0	$ 0	0	$ 0
William D. Stouten (4)	3	$ 6,173,274,264	3	$2,216,468,255
James M. Tinnuci	1	$ 712,372,701	2	$ 167,132,083
Sharon Wang	0	$ 0	0	$ 0
Kent L. White	3	$ 1,675,928,427	2	$ 119,507,090

	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Graham Wong	0	$ 0	0	$ 0

(1)	The “Other Registered Investment Companies” represent series of Thrivent Mutual Funds, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed.
(2)	In addition to series of Thrivent Mutual Funds, the “Other Registered Investment Companies” represent Thrivent Church Loan and Income Fund.
(3)	In addition to series of Thrivent Mutual Funds, the “Other Registered Investment Companies” represent series of Thrivent Core Funds.
(4)	In addition to series of Thrivent Mutual Funds, the “Other Registered Investment Companies” represent series of Thrivent Cash Management Trust and Thrivent Core Funds.
Compensation
Each portfolio manager of Thrivent Financial is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative performance of each fund or account managed by the portfolio manager measured for one-, three-, and five-year periods against the median performance of other funds in the same peer group, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals during the previous three-year period.
Conflicts of Interest
The Adviser and its respective affiliates will be subject to certain conflicts of interest with respect to the services provided to the Portfolios. These conflicts will arise primarily, but not exclusively, from the involvement of the Adviser and the portfolio managers in other activities that from time to time conflict with the activities of the Portfolios. Portfolio managers at Thrivent Financial typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts).
Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Financial seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Financial has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
Additional information about potential conflicts of interest is set forth in the Form ADV of the Adviser. A copy of Part 1 and Part 2A of the Adviser’s Form ADV is available on the SEC’s website (adviserinfo.sec.gov).
Ownership in the Portfolios
The following table provides information, as of December 31, 2019, on the dollar range of beneficial ownership by each portfolio manager for the Portfolio he or she manages:

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership	Ownership in Fund Complex(2)
Gregory R. Anderson	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None	$100,001- $500,000
	Thrivent Government Bond Portfolio	None	Thrivent Government Bond Fund	None
	Thrivent Limited Maturity Bond Portfolio	None	Thrivent Limited Maturity Bond Fund	$100,001- $500,000
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None
Darren M. Bagwell	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$500,001- $1,000,000	Over $1,000,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None
	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None
	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	None
Brian M. Bomgren	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None	$50,001- $100,000
	Thrivent Large Cap Index Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None	Thrivent Low Volatility Equity Fund	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Small Cap Index Portfolio	None
Lauri Brunner	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None	$100,001- $500,000

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership	Ownership in Fund Complex(2)
	Thrivent Large Cap Growth Portfolio	None	Thrivent Large Cap Growth Fund	None
Matthew D. Finn	Thrivent All Cap Portfolio	None	Thrivent All Cap Fund	None	$500,001- $1,000,000
	Thrivent Small Cap Stock Portfolio	None	Thrivent Small Cap Stock Fund	$500,001- $1,000,000
Brian J. Flanagan	Thrivent Mid Cap Stock Portfolio	None	Thrivent Mid Cap Stock Fund	$100,001- $500,000	$100,001- $500,000
John T. Groton	Thrivent All Cap Portfolio	None			$100,001- $500,000
Michael G. Landreville	Thrivent Government Bond Portfolio	None	Thrivent Government Bond Fund	None	$50,001- $100,000
	Thrivent Limited Maturity Bond Portfolio	None	Thrivent Limited Maturity Bond Fund	$50,001- $100,000
Kurt J. Lauber	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None	$100,001- $500,000
	Thrivent Large Cap Value Portfolio	None	Thrivent Large Cap Value Fund	$100,001- $500,000
David J. Lettenberger	Thrivent Small Cap Growth Portfolio	None	Thrivent Small Cap Growth Fund	None	None
Stephen D. Lowe	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$100,001- $500,000	Over $1,000,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None
	Thrivent Moderate Allocation Portfolio	$100,001- $500,000	Thrivent Moderate Allocation Fund	$100,001- $500,000
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	$100,001- $500,000
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership	Ownership in Fund Complex(2)
Noah J. Monsen	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None	$50,001- $100,000
	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None
	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	$1- $10,000
	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None
	Thrivent Low Volatility Equity Portfolio	None	Thrivent Low Volatility Equity Fund	None
Paul J. Ocenasek	Thrivent High Yield Portfolio	None	Thrivent High Yield Fund	None	Over $1,000,000
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None
Reginald L. Pfeifer	Thrivent Real Estate Securities Portfolio	None			None
David S. Royal	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$500,001- $1,000,000	Over $1,000,000
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	$1- $10,000
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	None
Mark L. Simenstad	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$1- $10,000	Over $1,000,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Portfolio	$10,001- $50,000	Thrivent Diversified Income Plus Fund	None
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	None

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership	Ownership in Fund Complex(2)
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	Over $1,000,000
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	$100,001- $500,000
Conrad E. Smith	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None	$100,001- $500,000
David R. Spangler	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$100,001- $500,000	$100,001- $500,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None
	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	$10,001- $50,000
William D. Stouten	Thrivent Money Market Portfolio	None	Thrivent Money Market Fund	None	$100,001- $500,000
James M. Tinucci	Thrivent Small Cap Stock Portfolio	None	Thrivent Small Cap Stock Fund	None	$1- $10,000
Sharon Wang	Thrivent Large Cap Index Portfolio	None			None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Small Cap Index Portfolio	None
Kent L. White	Thrivent Income Portfolio	None	Thrivent Income Fund	$100,001- $500,000	$500,001- $1,000,000
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership	Ownership in Fund Complex(2)
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None

(1)	Each Fund listed is a series of the Thrivent Mutual Funds, is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Portfolio listed.
(2)	Ownership in the Fund Complex includes investments in Thrivent Series Fund, Inc. and Thrivent Mutual Funds.
Investment Subadvisers
Thrivent Financial has engaged subadvisers for Thrivent International Allocation Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, and Thrivent Partner Healthcare Portfolio. Investment decisions for all or a portion of those Portfolios are made by the subadvisers, subject to the overall direction of Thrivent Financial and oversight by the Board of Directors.
Thrivent International Allocation Portfolio
Investment decisions for the international small- and mid-cap equities assets of Thrivent International Allocation Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”). GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2019, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1,697,932.6 million. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.
GSAM Portfolio Managers
Other Accounts Managed by GSAM Portfolio Managers
The following table provides information about the other accounts managed by the GSAM portfolio managers as of December 31, 2019.
	# of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)
Len Ioffe	38	$27,427	31	$15,619	37	$9,061
Osman Ali	38	$27,427	31	$15,619	37	$9,061
Takashi Suwabe	16	$11,416	20	$ 9,727	24	$6,700

	# Accounts & Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)
Len Ioffe	0	$0	0	$0	4	$1,558

	# Accounts & Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)
Osman Ali	0	$0	0	$0	4	$1,558
Takashi Suwabe	0	$0	0	$0	4	$1,558
While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.
For each portfolio manager listed above, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, (b) focus on risk management and firm reputation and (c) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation
In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Conflicts of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your Portfolio and will, under certain circumstances, limit your Portfolio’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Portfolio may directly and indirectly invest.
Thus, it is expected that your Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As manager of your Portfolio, GSAM receives management fees from the Portfolio. In addition, GSAM’s affiliates may earn fees from relationships with your Portfolio. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance, Goldman Sachs will still receive significant compensation from your Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Portfolio. The results of your Portfolio’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your Portfolio may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your Portfolio may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Portfolio. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your Portfolio executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Portfolio. Your Portfolio’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your Portfolio, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your Portfolio or who engage in transactions with or for your Portfolio.
Additional information about potential conflicts of interest is set forth in GSAM’s ADV, which is available on the SEC’s website (adviserinfo.sec.gov).
Ownership of the Portfolio
GSAM’s portfolio managers listed above do not own shares of Thrivent International Allocation Portfolio.
Thrivent Partner Emerging Markets Equity Portfolio
Investment decisions for Thrivent Partner Emerging Markets Equity Portfolio are made by Aberdeen Asset Managers Limited (“Aberdeen”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Aberdeen is a Scottish company with its registered office at 10 Queens Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queens Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc (“Standard Life Aberdeen Group”), and manages or administers approximately $644.5 billion in assets as of December 31, 2019. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc, its affiliates and subsidiaries is referred to herein as “Aberdeen Standard Investments” or “ASI”.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2019.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Hugh Young	Registered Investment Companies:	15	$ 8,902.36	0	$0
	Other Pooled Investment Vehicles:	82	$31,129.80	0	$0
	Other Accounts:	74	$22,044.86	0	$0
Devan Kaloo	Registered Investment Companies:	9	$ 7,978.88	0	$0
	Other Pooled Investment Vehicles:	24	$11,335.90	0	$0
	Other Accounts:	25	$ 8,801.48	0	$0
Joanne Irvine	Registered Investment Companies:	9	$ 7,978.88	0	$0
	Other Pooled Investment Vehicles:	24	$11,335.90	0	$0
	Other Accounts:	25	$ 8,801.48	0	$0
Mark Gordon-James	Registered Investment Companies:	9	$ 7,978.88	0	$0
	Other Pooled Investment Vehicles:	24	$11,335.90	0	$0
	Other Accounts:	25	$ 8,801.48	0	$0
Flavia Cheong	Registered Investment Companies:	15	$ 8,902.36	0	$0
	Other Pooled Investment Vehicles:	82	$31,129.80	0	$0
	Other Accounts:	74	$22,044.86	0	$0
Compensation
ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary. ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.
Annual Bonus. The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.
In rendering investment management services, Aberdeen may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Thrivent Partner Emerging Markets Equity Portfolio with respect to the MOU/personnel sharing arrangements.

Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.
Ownership of the Portfolio
Aberdeen’s portfolio managers listed above do not own shares of Thrivent Partner Emerging Markets Equity Portfolio.
Thrivent Partner Growth Stock Portfolio
Investment decisions for Thrivent Partner Growth Stock Portfolio are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 70 years of investment management experience and approximately $1.21 trillion in total assets under management as of December 31, 2019.
T. Rowe Price Portfolio Manager
Other Accounts Managed by T. Rowe Price Portfolio Managers
The following table provides information relating to other accounts managed by Joseph B. Fath as of December 31, 2019.
		Total # of Accounts Managed	Total Assets (in millions)
Joseph B. Fath	Registered investment companies:	13	$79,021.54
	Other pooled investment vehicles:	6	$18,348.51
	Other accounts:	8	$ 2,639.86
None of the accounts listed above have performance-based advisory fees.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Japan, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used for all portfolios managed by the portfolio manager.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Ownership of the Portfolio
Mr. Fath does not own shares of Thrivent Partner Growth Stock Portfolio.
Thrivent Partner Healthcare Portfolio
Investment decisions for the Thrivent Partner Healthcare Portfolio are made by BlackRock Investment Management, LLC (“BIM”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. BIM is located at 1 University Square Drive, Princeton, NJ 08540. BIM is a wholly owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BlackRock and its subsidiaries managed approximately $7.43 trillion in assets.

BIM Portfolio Managers
Other Accounts Managed by BIM Portfolio Managers
The following table provides information about other accounts managed by Ms. Xie as of December 31, 2019.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Erin Xie	Other Registered Investment Companies:	3	$8,730	0	$ 0
	Other Pooled Investment Vehicles:	2	$5,570	0	$ 0
	Other Accounts:	1	$1,450	1	$1,450
Compensation
The discussion below describes the portfolio manager’s compensation as of December 31, 2019.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with BlackRock.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Portfolio and other accounts are: BME Option Overwriting Strategy Composite Index, FTSE 3-month T-bill Index, MSCI WRLD HealthCare ND;and Russell 3000 HealthCare Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock stock awards are generally granted in the form of BlackRock restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock common stock. The portfolio manager of this Portfolio has deferred BlackRock stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by BlackRock. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.

BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of the Portfolio
Ms. Xie does not own shares of Thrivent Partner Healthcare Portfolio.
Affiliated Persons
The officers of the Fund are affiliated with Thrivent Financial, the Fund’s investment adviser, in the following capacities:
Affiliated Person	Position with Fund	Position with Thrivent Financial
David S. Royal	Trustee, President and Chief Investment Officer	Senior Vice President, Chief Investment Officer
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President and Mutual Funds Chief Financial Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Vice President, Chief Legal Officer
Edward S. Dryden	Chief Compliance Officer	Vice President, Chief Compliance Officer – Thrivent Funds
Kathleen M. Koelling	Privacy Officer	Vice President, Deputy General Counsel
Sharon K. Minta	Anti-Money Laundering Officer	Director, Compliance and Anti-Money Laundering Officer
Troy A. Beaver	Vice President	Vice President, Mutual Funds Marketing & Distribution
Monica L. Kleve	Vice President	Vice President, Investment Operations
Kathryn A. Stelter	Vice President	Vice President, Mutual Funds Chief Operations Officer
Jill M. Forte	Assistant Secretary	Senior Counsel
John D. Jackson	Assistant Secretary	Senior Counsel
Sarah L. Bergstrom	Assistant Treasurer	Head of Mutual Fund Accounting
The Advisory and Subadvisory Agreements
The investment advisory agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund’s custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Directors. The vote for approval must include the approval of a majority of the Directors who are not interested persons (as defined in the 1940 Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. With respect to a particular Portfolio, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Directors or by the vote of a majority of the outstanding shares of such Portfolio. The Adviser may terminate the agreement on 60 days written notice to the Fund.
Advisory Fees
Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.
Thrivent Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $5 billion:	0.700%
Next $5 billion:	0.675%
Over $10 billion:	0.650%

Thrivent All Cap Portfolio
First $250 million:	0.550%
Over $250 million:	0.500%

Thrivent Balanced Income Plus Portfolio
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Diversified Income Plus Portfolio
All assets:	0.400%

Thrivent ESG Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Global Stock Portfolio
First $500 million:	0.650%
Next $250 million:	0.575%
Next $250 million:	0.550%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Government Bond Portfolio
First $250 million:	0.350%
Next $250 million:	0.300%
Next $500 million:	0.250%
Next $500 million:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent High Yield Portfolio
All assets:	0.400%

Thrivent Income Portfolio
All assets:	0.400%

Thrivent International Allocation Portfolio
First $250 million:	0.700%
Next $750 million:	0.650%
Next $500 million:	0.625%
Over $1.5 billion:	0.600%

Thrivent International Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Large Cap Growth Portfolio
All assets:	0.400%

Thrivent Large Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Large Cap Value Portfolio
All assets:	0.600%

Thrivent Limited Maturity Bond Portfolio
All assets:	0.400%

Thrivent Low Volatility Equity Portfolio
First $100 million:	0.600%
Over $100 million	0.500%

Thrivent Mid Cap Growth Portfolio
First $200 million:	0.750%
Over $200 million	0.700%

Thrivent Mid Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Mid Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Mid Cap Value Portfolio
First $200 million:	0.750%
Over $200 million	0.700%

Thrivent Moderate Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.650%
Next $1.5 billion:	0.625%
Next $3 billion:	0.600%
Next $5 billion:	0.575%
Over $10 billion:	0.550%

Thrivent Moderately Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.700%
Next $1.5 billion:	0.675%
Next $3 billion:	0.650%
Next $5 billion:	0.625%
Over $10 billion:	0.600%

Thrivent Moderately Conservative Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.600%
Next $1.5 billion:	0.575%
Next $3 billion:	0.550%
Next $5 billion:	0.525%
Over $10 billion:	0.500%

Thrivent Money Market Portfolio
All assets:	0.350%

Thrivent Multidimensional Income Portfolio
First $100 million:	0.550%
Over $100 million	0.500%

Thrivent Opportunity Income Plus Portfolio
First $500 million:	0.500%
Over $500 million	0.450%

Thrivent Partner Emerging Markets Equity Portfolio
First $100 million:	0.950%
Next $150 million:	0.900%
Over $250 million:	0.850%

Thrivent Partner Growth Stock Portfolio
First $250 million:	0.650%
Next $250 million:	0.625%
Next $500 million:	0.600%
Over $1 billion:	0.550%

Thrivent Partner Healthcare Portfolio
First $50 million:	0.900%
Next $50 million:	0.850%
Next $150 million:	0.800%
Over $250 million:	0.750%

Thrivent Real Estate Securities Portfolio
First $500 million:	0.750%
Over $500 million:	0.700%

Thrivent Small Cap Growth Portfolio
First $200 million:	0.800%
Over $200 million:	0.750%

Thrivent Small Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Small Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%
As of April 30, 2020, the following contractual expense reimbursements, as a percentage of net assets, were in effect:
Portfolio	Percentage	Expiration Date
Thrivent Partner Healthcare Portfolio	0.05%	4/30/2021
As of April 30, 2020, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Portfolio	Percentage	Expiration Date
Thrivent ESG Index Portfolio	0.38%	4/30/2021
Thrivent International Index Portfolio	0.46%	4/30/2021
Thrivent Low Volatility Equity Portfolio	0.80%	4/30/2021
Thrivent Mid Cap Growth Portfolio	0.85%	4/30/2021
Thrivent Mid Cap Value Portfolio	0.90%	4/30/2021
Thrivent Multidimensional Income Portfolio	0.95%	4/30/2021
Thrivent Partner Emerging Markets Equity Portfolio	1.20%	4/30/2021
Thrivent Small Cap Growth Portfolio	0.94%	4/30/2021
For each Asset Allocation Portfolio, Thrivent Financial has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which Thrivent Financial serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and Thrivent Financial.
During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.
Portfolio	12/31/2019	12/31/2018	12/31/2017
Thrivent Aggressive Allocation Portfolio	$10,101,195	$ 9,573,526	$ 8,768,803
Thrivent All Cap Portfolio	$ 654,344	$ 721,044	$ 677,183
Thrivent Balanced Income Plus Portfolio	$ 2,312,711	$ 2,239,107	$ 2,100,471
Thrivent Diversified Income Plus Portfolio	$ 3,030,347	$ 2,784,395	$ 2,494,954
Thrivent Global Stock Portfolio	$ 6,541,296	$ 6,558,929	$ 6,067,158
Thrivent Government Bond Portfolio	$ 639,364	$ 649,930	$ 698,202
Thrivent High Yield Portfolio	$ 3,434,578	$ 3,344,156	$ 3,308,084
Thrivent Income Portfolio	$ 6,332,859	$ 5,918,136	$ 5,919,225
Thrivent International Allocation Portfolio	$12,339,943	$15,109,720	$15,525,433
Thrivent Large Cap Growth Portfolio	$ 5,513,779	$ 5,212,138	$ 4,478,380
Thrivent Large Cap Index Portfolio	$ 2,191,506	$ 1,992,231	$ 1,645,417
Thrivent Large Cap Value Portfolio	$ 9,690,499	$ 9,549,386	$ 8,634,319
Thrivent Limited Maturity Bond Portfolio	$ 3,692,041	$ 3,608,277	$ 3,582,598
Thrivent Low Volatility Equity Portfolio	$ 182,434	$ 105,170	$ 27,710
Thrivent Mid Cap Index Portfolio	$ 899,123	$ 834,848	$ 684,790
Thrivent Mid Cap Stock Portfolio	$11,385,458	$11,238,642	$10,206,832
Thrivent Moderate Allocation Portfolio	$59,820,978	$59,767,878	$57,967,078
Thrivent Moderately Aggressive Allocation Portfolio	$41,993,911	$41,039,912	$37,891,706
Thrivent Moderately Conservative Allocation Portfolio	$28,880,736	$28,475,711	$27,809,161
Thrivent Money Market Portfolio	$ 646,074	$ 550,753	$ 622,284
Thrivent Multidimensional Income Portfolio	$ 117,659	$ 107,401	$ 75,063
Thrivent Opportunity Income Plus Portfolio	$ 971,471	$ 885,243	$ 795,090
Thrivent Partner Emerging Markets Equity Portfolio	$ 860,332	$ 909,499	$ 871,252
Thrivent Partner Growth Stock Portfolio	$ 1,587,442	$ 1,398,680	$ 981,757
Thrivent Partner Healthcare Portfolio	$ 1,851,338	$ 1,713,918	$ 1,660,943
Thrivent Real Estate Securities Portfolio	$ 1,408,619	$ 1,289,059	$ 1,466,578
Thrivent Small Cap Growth Portfolio	$ 137,406	$ 40,712	$ N/A
Thrivent Small Cap Index Portfolio	$ 1,162,847	$ 1,084,990	$ 885,500
Thrivent Small Cap Stock Portfolio	$ 3,949,139	$ 3,995,912	$ 3,684,079
The next table shows the total expenses reimbursed with respect to the Portfolios for the last three fiscal years.
Portfolio	12/31/2019	12/31/2018	12/31/2017
Thrivent Aggressive Allocation Portfolio	$ 2,492,017	$ 2,612,611	$ 2,468,096
Thrivent All Cap Portfolio	$ –	$ —	$ —
Thrivent Balanced Income Plus Portfolio	$ –	$ —	$ —
Thrivent Diversified Income Plus Portfolio	$ –	$ —	$ —
Thrivent Global Stock Portfolio	$ –	$ —	$ —
Thrivent Government Bond Portfolio	$ –	$ —	$ —
Thrivent High Yield Portfolio	$ –	$ —	$ —
Thrivent Income Portfolio	$ –	$ —	$ —

Portfolio	12/31/2019	12/31/2018	12/31/2017
Thrivent International Allocation Portfolio	$ –	$ —	$ 735,827
Thrivent Large Cap Growth Portfolio	$ –	$ —	$ —
Thrivent Large Cap Index Portfolio	$ –	$ —	$ —
Thrivent Large Cap Value Portfolio	$ –	$ —	$ —
Thrivent Limited Maturity Bond Portfolio	$ –	$ —	$ —
Thrivent Low Volatility Equity Portfolio	$ 109,157	$ 119,474	$ 110,796
Thrivent Mid Cap Index Portfolio	$ –	$ —	$ —
Thrivent Mid Cap Stock Portfolio	$ –	$ —	$ —
Thrivent Moderate Allocation Portfolio	$16,881,764	$17,468,458	$16,779,943
Thrivent Moderately Aggressive Allocation Portfolio	$13,401,442	$13,836,742	$13,091,675
Thrivent Moderately Conservative Allocation Portfolio	$ 6,560,774	$ 6,548,578	$ 6,278,826
Thrivent Money Market Portfolio	$ –	$ —	$ —
Thrivent Multidimensional Income Portfolio	$ 101,363	$ 89,679	$ 66,766
Thrivent Opportunity Income Plus Portfolio	$ –	$ —	$ —
Thrivent Partner Emerging Markets Equity Portfolio	$ 104,830	$ 51,815	$ 175,203
Thrivent Partner Growth Stock Portfolio	$ –	$ —	$ —
Thrivent Partner Healthcare Portfolio	$ 118,011	$ 114,032	$ 151,436
Thrivent Real Estate Securities Portfolio	$ –	$ —	$ —
Thrivent Small Cap Growth Portfolio	$ 128,043	$ 102,193	N/A
Thrivent Small Cap Index Portfolio	$ –	$ —	$ —
Thrivent Small Cap Stock Portfolio	$ –	$ —	$ —
Investment Subadvisory Fees
Thrivent Financial pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Emerging Markets Equity Portfolio. The fee payable is equal to 0.75% of the first $100 million of average daily net assets managed by Aberdeen, 0.70% of the next $150 million of average daily net assets and 0.65% of the average daily net assets over $250 million. Aberdeen was paid the following amounts for the last three years: $2,471,718 for the year ended December 31, 2017, $2,572,701 for the year ended December 31, 2018, and $662,408 for the year ended December 31, 2019.
Thrivent Financial pays BlackRock an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Healthcare Portfolio. The fee payable is equal to 0.50% of the first $50 million of average daily net assets managed by BlackRock, 0.475% of the next $200 million of average daily net assets, 0.45% of the next $250 million and 0.425% of the average daily net assets over $500 million. BlackRock has been engaged as a subadviser for Thrivent Partner Healthcare Portfolio since September 11. 2017. BlackRock was paid the following amounts: $279,011 for the period from September 11, 2017 through December 31, 2017, $989,830 for the year ended December 31, 2018, and $1,067,119 for the year ended December 31, 2019.
Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent International Allocation Portfolio. The fee payable for managing the international small- and mid-cap equities assets of the Portfolio is equal to 0.58% of the first $250 million of average daily net assets managed by GSAM and 0.54% of the average daily net assets over $250 million. GSAM was paid the following amounts for the last three years: $2,506,029 for the year ended December 31, 2017, $2,526,344 for the year ended December 31, 2018, and $1,711,151 for the year ended December 31, 2019.
Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Growth Stock Portfolio. The fee payable is equal to 0.50% of the first $50 million of average daily net assets managed by T. Rowe Price, 0.40% of the next $50 million of average daily net assets, resetting to 0.40% on all assets at $100 million, 0.375% of average daily net assets from $250 million to $500 million, 0.35% of average daily net assets from $500 million to $1 billion, resetting to 0.30% on all assets at $1 billion. T. Rowe Price was paid the following amounts for the last three years: $602,078 for the year ended December 31, 2017, $865,553 for the year ended December 31, 2018, and $976,865 for the year ended December 31, 2019.
Code of Ethics
The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act and the Investment Advisers Act of 1940. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Portfolios are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.
Proxy Voting Policies
The Board has delegated to Thrivent Financial, the Fund’s investment adviser, the responsibility for voting any proxies with respect to each Portfolio in accordance with the proxy voting policies adopted by Thrivent Financial. The Board has authorized the Adviser to delegate, in whole or in part, its proxy voting authority to a Portfolio’s subadviser. The Adviser maintains the ability to withdraw or override a subadviser’s delegated authority to vote proxies. A subadviser who has delegated authority to vote the proxies with respect to a Portfolio that it subadvises does so in accordance with proxy voting policies adopted by the subadviser. The subadvisers’ proxy voting is subject to the Adviser’s ongoing oversight and due diligence processes. The Adviser’s proxy voting policy and the proxy voting policies of each subadviser, are included in Appendix A.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com; at ThriventPortfolios.com by navigating to “Portfolio overviews” and selecting “View the portfolio prospectuses and other regulatory documents here;” or at SEC.gov where it is filed on form N-PX.

UNDERWRITING AND DISTRIBUTION SERVICES
The Portfolios’ principal underwriter and distributor, Thrivent Distributors, LLC (“Thrivent Distributors”), is a Delaware limited liability company organized in 2015. Thrivent Distributors is an indirect wholly owned subsidiary of Thrivent Financial and is located at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3265. The officers and directors of Thrivent Distributors who are affiliated with the Fund are set forth below under “Affiliated Persons.” Thrivent Distributors offers the Portfolios’ shares for sale on a continuous basis and has agreed to use its best efforts to secure purchasers for the shares of the Portfolios.
The Distribution Agreement was initially approved by the Board of Directors, including a majority of the Independent Directors, on November 14, 2018, and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Directors, including the Independent Directors.
Underwriting Commissions
Thrivent Distributors does not receive underwriting commissions from the Fund.
12b-1 Distribution Plan
Assets of the Portfolios are not subject to a Rule 12b-1 fee.
Affiliated Persons
The following officers of Thrivent Distributors are affiliated with the Fund.
Affiliated Person	Position with Fund	Position with Thrivent Distributors
David S. Royal	Director, President and Chief Investment Officer	Elected Manager
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Elected Manager and Vice President
Michael W. Kremenak	Secretary and Chief Legal Officer	Assistant Secretary
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Troy A. Beaver	Vice President	Chief Executive Officer
Kathryn A. Stelter	Vice President	Chief Operations Officer
John D. Jackson	Assistant Secretary	Secretary and Chief Legal Officer

OTHER SERVICES
Custodian
The custodian for the Portfolios is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian is responsible for safeguarding the Portfolios’ assets held in the United States and for serving as the Portfolios’ foreign custody manager.
Transfer Agent
Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3265, provides transfer agency and dividend payment services necessary to the Portfolios. Under the contract, each Portfolio pays Thrivent Financial Investor Services an annual fee equal to $5,000.
Administration Contract
Thrivent Financial provides both administrative and accounting services to the Portfolios under one contract, an Administrative Services Agreement (the “Combined Agreement”). Under the Combined Agreement, each Portfolio pays Thrivent Financial an annual fee equal to the sum of $70,000 plus 0.017 percent of the Portfolio’s average daily net assets for both administrative and accounting services. Payments made under the Combined Agreement for the last three fiscal years are disclosed in the table below.
Fund	12/31/2019	12/31/2018	12/31/2017
Thrivent Aggressive Allocation Portfolio	$ 335,315	$ 339,851	$ 306,527
Thrivent All Cap Portfolio	109,135	101,077	99,795
Thrivent Balanced Income Plus Portfolio	161,484	157,351	152,562
Thrivent Diversified Income Plus Portfolio	218,790	212,259	198,510
Thrivent Global Stock Portfolio	277,142	289,897	270,715
Thrivent Government Bond Portfolio	121,055	115,282	117,902
Thrivent High Yield Portfolio	235,969	238,847	237,134
Thrivent Income Portfolio	359,146	361,112	361,163
Thrivent International Allocation Portfolio	394,084	443,780	438,478
Thrivent Large Cap Growth Portfolio	324,336	327,577	292,723
Thrivent Large Cap Index Portfolio	276,278	269,262	236,315
Thrivent Large Cap Value Portfolio	364,564	382,397	353,420
Thrivent Limited Maturity Bond Portfolio	246,912	251,393	250,173
Thrivent Low Volatility Equity Portfolio	95,169	83,330	54,211
Thrivent Mid Cap Index Portfolio	166,425	159,310	145,055
Thrivent Mid Cap Stock Portfolio	395,588	416,890	384,216
Thrivent Moderate Allocation Portfolio	1,804,193	1,994,253	1,933,629
Thrivent Moderately Aggressive Allocation Portfolio	1,181,234	1,270,613	1,174,908
Thrivent Moderately Conservative Allocation Portfolio	964,543	1,042,864	1,019,314
Thrivent Money Market Portfolio	121,381	109,898	113,781
Thrivent Multidimensional Income Portfolio	93,637	83,710	55,926
Thrivent Opportunity Income Plus Portfolio	123,030	113,639	110,213
Thrivent Partner Emerging Markets Equity Portfolio	105,098	97,690	94,317
Thrivent Partner Growth Stock Portfolio	131,529	120,884	108,698
Thrivent Partner Healthcare Portfolio	127,747	118,924	115,450
Thrivent Real Estate Securities Portfolio	121,929	112,656	114,831
Thrivent Small Cap Growth Portfolio	92,920	54,300	N/A

Fund	12/31/2019	12/31/2018	12/31/2017
Thrivent Small Cap Index Portfolio	188,842	183,074	164,123
Thrivent Small Cap Stock Portfolio	190,669	193,880	184,765
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Portfolios’ independent registered public accounting firm, providing professional services including audits of the Portfolios’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review and signing of the annual income tax returns filed on behalf of the Portfolios.
Securities Lending
Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. Pursuant to a Securities Lending Agency Agreement dated December 18, 2017, the Portfolios have retained Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) as securities lending agent.
As securities lending agent to the Portfolios, Goldman Sachs performs services including, but not limited to, negotiating loans with borrowers, monitoring approved borrowers, processing the return of loaned securities to the Portfolios, and providing recordkeeping and reporting to the Portfolios relating to their securities lending activities.
The following table summarizes the income and fees from securities lending activities for the most recent fiscal year for those Portfolios that participated in securities lending.
Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Aggressive Allocation Portfolio
$ 285,624	$ 5,088	$-	$-	$-	$235,489	$-	$240,577	$ 45,047
Thrivent All Cap Portfolio
$ 6,392	$ 40	$-	$-	$-	$ 5,989	$-	$ 6,029	$ 363
Thrivent Balanced Income Plus Portfolio
$ 86,117	$ 3,225	$-	$-	$-	$ 54,541	$-	$ 57,766	$ 28,351
Thrivent Diversified Income Plus Portfolio
$ 150,911	$ 5,329	$-	$-	$-	$ 98,545	$-	$103,874	$ 47,037
Thrivent Global Stock Portfolio
$ 175,339	$11,211	$-	$-	$-	$ 63,230	$-	$ 74,441	$100,898

Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Government Bond Portfolio
$ 3,877	$ 97	$-	$-	$-	$ 2,907	$-	$ 3,004	$ 873
Thrivent High Yield Portfolio
$ 958,417	$37,868	$-	$-	$-	$579,749	$-	$617,617	$340,800
Thrivent Income Portfolio
$ 190,201	$ 4,250	$-	$-	$-	$147,712	$-	$151,962	$ 38,239
Thrivent International Allocation Portfolio
$ 625,771	$44,629	$-	$-	$-	$175,509	$-	$220,138	$405,633
Thrivent Large Cap Growth Portfolio
$ 31,945	$ 598	$-	$-	$-	$ 25,956	$-	$ 26,554	$ 5,391
Thrivent Large Cap Index Portfolio
$ 71,566	$ 4,706	$-	$-	$-	$ 26,968	$-	$ 31,674	$ 39,892
Thrivent Large Cap Value Portfolio
$ 20,570	$ 245	$-	$-	$-	$ 18,100	$-	$ 18,345	$ 2,225
Thrivent Limited Maturity Bond Portfolio
$ 15,154	$ 215	$-	$-	$-	$ 13,005	$-	$ 13,220	$ 1,934
Thrivent Low Volatility Equity Portfolio
$ 3,266	$ 305	$-	$-	$-	$ 219	$-	$ 524	$ 2,742
Thrivent Mid Cap Index Portfolio
$ 239,368	$ 5,723	$-	$-	$-	$182,092	$-	$187,815	$ 51,553
Thrivent Mid Cap Stock Portfolio
$ 800,853	$ 8,252	$-	$-	$-	$718,195	$-	$726,447	$ 74,406
Thrivent Moderate Allocation Portfolio
$1,002,967	$22,263	$-	$-	$-	$784,466	$-	$806,729	$196,238
Thrivent Moderately Aggressive Allocation Portfolio
$ 837,761	$17,835	$-	$-	$-	$661,623	$-	$679,458	$158,303
Thrivent Moderately Conservative Allocation Portfolio
$ 362,993	$ 6,847	$-	$-	$-	$295,984	$-	$302,831	$ 60,162

Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Multidimensional Income Portfolio
$ 1,951	$ 74	$-	$-	$-	$ 1,205	$-	$ 1,279	$ 672
Thrivent Opportunity Income Plus Portfolio
$ 15,488	$ 415	$-	$-	$-	$ 11,334	$-	$ 11,749	$ 3,739
Thrivent Partner Emerging Markets Equity Portfolio
$ 7,304	$ 37	$-	$-	$-	$ 6,932	$-	$ 6,969	$ 335
Thrivent Partner Growth Stock Portfolio
$ 8,969	$ 63	$-	$-	$-	$ 8,346	$-	$ 8,409	$ 560
Thrivent Partner Healthcare Portfolio
$ 87,526	$ 6,836	$-	$-	$-	$ 19,158	$-	$ 25,994	$ 61,532
Thrivent Small Cap Growth Portfolio
$ 4,363	$ 151	$-	$-	$-	$ 2,846	$-	$ 2,997	$ 1,366
Thrivent Small Cap Index Portfolio
$ 565,407	$17,428	$-	$-	$-	$390,540	$-	$407,968	$157,439
Thrivent Small Cap Stock Portfolio
$ 468,807	$ 6,690	$-	$-	$-	$401,869	$-	$408,559	$ 60,248

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS
Brokerage Transactions
In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees, or by a subadviser, to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.
In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors they deem relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.
Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. To the extent applicable, the provisions of the European Union’s second Markets in Financial Instruments Directive, known as MiFID II, could have an impact on the allocation of brokerage transactions and the receipt and compensation for research services by Thrivent Financial or a sub-adviser.
To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.
The research obtained by Thrivent Financial and the subadvisers from a broker or dealer may be used to benefit all accounts managed or advised by Thrivent Financial and the subadvisers, including the Portfolios, and may not directly benefit the particular accounts that generated the brokerage commissions used to acquire the research product or service, including the Portfolios.
In certain cases, Thrivent Financial or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Financial or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Financial or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Portfolios. Thrivent Financial or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.
Thrivent Financial and certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.
The Fund’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, the subadvisers or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial, the subadvisers and their affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.
Affiliated Transactions
GSAM may place trades with certain brokers with which it is under common control, including Goldman Sachs, provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. GSAM may trade with its affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” GSAM also may trade with its affiliated brokers on an execution-only basis.
Brokerage Commissions
During the last three fiscal years, the Portfolios paid the following brokerage fees:
Fund	12/31/2019	12/31/2018	12/31/2017
Thrivent Aggressive Allocation Portfolio	$ 591,382	$ 609,684	$ 651,876
Thrivent All Cap Portfolio	$ 131,148	$ 30,061	$ 30,255
Thrivent Balanced Income Plus Portfolio	$ 154,738	$ 234,320	$ 232,952
Thrivent Diversified Income Plus Portfolio	$ 171,776	$ 229,247	$ 239,915
Thrivent Global Stock Portfolio	$ 947,346	$ 797,309	$ 887,621
Thrivent Government Bond Portfolio	$ 9,333	$ 3,529	$ 5,080
Thrivent High Yield Portfolio	$ 1,748	$ 12	$ 512
Thrivent Income Portfolio	$ 36,598	$ 62,003	$ 49,874
Thrivent International Allocation Portfolio	$2,683,789	$1,597,023	$2,108,907
Thrivent Large Cap Growth Portfolio	$ 403,982	$ 592,175	$ 540,864
Thrivent Large Cap Index Portfolio	$ 10,965	$ 15,639	$ 55,193
Thrivent Large Cap Value Portfolio	$ 354,163	$ 351,836	$ 308,624
Thrivent Limited Maturity Bond Portfolio	$ 54,048	$ 45,272	$ 54,063
Thrivent Low Volatility Equity Portfolio	$ 28,059	$ 18,074	$ 7,969
Thrivent Mid Cap Index Portfolio	$ 2,955	$ 19,436	$ 50,615
Thrivent Mid Cap Stock Portfolio	$ 846,268	$ 720,031	$ 626,013
Thrivent Moderate Allocation Portfolio	$2,653,800	$2,943,425	$4,020,085
Thrivent Moderately Aggressive Allocation Portfolio	$2,074,956	$2,078,491	$2,754,932
Thrivent Moderately Conservative Allocation Portfolio	$ 887,695	$ 918,226	$1,183,987
Thrivent Money Market Portfolio	$ —	$ —	$ —
Thrivent Multidimensional Income Portfolio	$ 11,177	$ 4,173	$ 14,560
Thrivent Opportunity Income Plus Portfolio	$ 7,703	$ 8,030	$ 19,687
Thrivent Partner Emerging Markets Equity Portfolio	$ 37,846	$ 24,462	$ 32,493
Thrivent Partner Growth Stock Portfolio	$ 26,179	$ 36,557	$ 38,622
Thrivent Partner Healthcare Portfolio	$ 61,711	$ 42,079	$ 611,146
Thrivent Real Estate Securities Portfolio	$ 41,246	$ 62,755	$ 23,756
Thrivent Small Cap Growth Portfolio	$ 14,226	$ 8,039	$ —
Thrivent Small Cap Index Portfolio	$ 38,514	$ 64,242	$ 74,320

Fund	12/31/2019	12/31/2018	12/31/2017
Thrivent Small Cap Stock Portfolio	$ 486,891	$ 543,925	$ 380,959
The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended December 31, 2019. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.
Fund Name	Commissions	Aggregrate Transactions
Thrivent Aggressive Allocation Portfolio	$ 591,382	$ 873,449,235
Thrivent All Cap Portfolio	$ 130,686	$ 280,911,431
Thrivent Balanced Income Plus Portfolio	$ 154,738	$ 239,224,212
Thrivent Diversified Income Plus Portfolio	$ 171,776	$ 243,967,121
Thrivent Global Stock Portfolio	$ 947,346	$1,543,141,775
Thrivent Government Bond Portfolio	$ 9,333	$ 9,333
Thrivent High Yield Portfolio	$ 1,748	$ 3,604,695
Thrivent Income Portfolio	$ 36,598	$ 83,931,049
Thrivent International Allocation Portfolio	$2,518,706	$2,500,960,668
Thrivent Large Cap Growth Portfolio	$ 403,982	$1,635,877,658
Thrivent Large Cap Index Portfolio	$ 10,965	$ 12,885,337
Thrivent Large Cap Value Portfolio	$ 354,163	$ 634,533,513
Thrivent Limited Maturity Bond Portfolio	$ 54,048	$ 19,905,574
Thrivent Low Volatility Equity Portfolio	$ 28,059	$ 45,928,096
Thrivent Mid Cap Index Portfolio	$ 2,955	$ 1,787,737
Thrivent Mid Cap Stock Portfolio	$ 846,268	$1,222,105,011
Thrivent Moderate Allocation Portfolio	$2,653,800	$3,712,357,778
Thrivent Moderately Aggressive Allocation Portfolio	$2,074,956	$3,181,764,335
Thrivent Moderately Conservative Allocation Portfolio	$ 887,695	$1,243,814,395
Thrivent Money Market Portfolio	$ —	$ —
Thrivent Multidimensional Income Portfolio	$ 11,177	$ 12,448,370
Thrivent Opportunity Income Plus Portfolio	$ 7,703	$ 7,169,094
Thrivent Partner Emerging Markets Equity Portfolio	$ 9,140	$ 3,141,767
Thrivent Partner Growth Stock Portfolio	$ 26,179	$ 137,734,390
Thrivent Partner Healthcare Portfolio	$ 61,711	$ 195,256,906
Thrivent Real Estate Securities Portfolio	$ 41,246	$ 79,434,905
Thrivent Small Cap Growth Portfolio	$ 14,226	$ 24,165,838
Thrivent Small Cap Index Portfolio	$ 38,514	$ 152,278,932
Thrivent Small Cap Stock Portfolio	$ 486,891	$ 610,758,632
Regular Brokers or Dealers
Each of the Portfolios listed below held securities of its “regular brokers or dealers,” as that term is defined by Rule 10b-1 under the 1940 Act, as of December 31, 2019 as follows:
Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Aggressive Allocation Portfolio	Bank of America Corporation	$ 6,076,824
	Citigroup, Inc.	$ 4,289,694

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Morgan Stanley Dean Witter & Company	$ 4,152,545
	J.P. Morgan	$ 2,288,211
	Goldman, Sachs & Company	$ 546,774
	UBS AG	$ 6,175
Thrivent All Cap Portfolio	J.P. Morgan	$ 1,505,520
Thrivent Balanced Income Plus Portfolio	Bank of America Corporation	$ 5,853,278
	J.P. Morgan	$ 3,255,748
	Citigroup, Inc.	$ 2,769,858
	Goldman, Sachs & Company	$ 2,115,522
	Wells Fargo	$ 1,598,833
	Morgan Stanley Dean Witter & Company	$ 987,532
	Credit Suisse Group AG	$ 663,288
	Deutsche Bank	$ 602,457
	Barclays	$ 371,718
	UBS AG	$ 298,542
Thrivent Diversified Income Plus Portfolio	Bank of America Corporation	$15,585,875
	J.P. Morgan	$10,123,736
	Citigroup, Inc.	$ 5,852,892
	Goldman, Sachs & Company	$ 4,770,420
	Wells Fargo	$ 4,246,116
	Credit Suisse Group AG	$ 1,914,980
	Morgan Stanley Dean Witter & Company	$ 1,913,435
	Deutsche Bank	$ 1,531,517
	Barclays	$ 1,433,830
	UBS AG	$ 643,549
	Mizuho Securities	$ 164,881
Thrivent Global Stock Portfolio	Citigroup, Inc.	$ 7,334,541
	Morgan Stanley Dean Witter & Company	$ 5,504,116
	J.P. Morgan	$ 3,221,395
	Goldman, Sachs & Company	$ 933,056
Thrivent Government Bond Portfolio	Wells Fargo	$ 326,249
	Morgan Stanley Dean Witter & Company	$ 318,875
Thrivent High Yield Portfolio	Bank of America Corporation	$ 2,424,975
Thrivent Income Portfolio	Bank of America Corporation	$35,532,921
	J.P. Morgan	$30,614,082
	Citigroup, Inc.	$24,772,956
	Goldman, Sachs & Company	$24,431,609
	Morgan Stanley Dean Witter & Company	$15,980,971
	HSBC Securities	$13,312,670
	Credit Suisse Group AG	$11,733,233
	Barclays	$10,523,955
	Wells Fargo	$ 9,626,515

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Mizuho Securities	$ 2,716,489
Thrivent International Allocation Portfolio	Morgan Stanley Dean Witter & Company	$ 1,161,996
Thrivent Large Cap Index Portfolio	J.P. Morgan	$19,928,206
	Citigroup, Inc.	$ 7,949,614
	Goldman, Sachs & Company	$ 3,339,733
	Morgan Stanley Dean Witter & Company	$ 2,938,966
	BNY Mellon	$ 1,925,123
Thrivent Large Cap Value Portfolio	Raymond James & Associates	$18,374,189
Thrivent Limited Maturity Bond Portfolio	Bank of America Corporation	$19,832,427
	J.P. Morgan	$ 9,697,070
	Morgan Stanley Dean Witter & Company	$ 6,332,509
	Goldman, Sachs & Company	$ 6,082,470
	Wells Fargo	$ 5,476,795
	Citigroup, Inc.	$ 5,250,031
	Barclays	$ 4,308,484
	Mizuho Securities	$ 3,720,826
	Credit Suisse Group AG	$ 2,783,138
Thrivent Low Volatility Equity Portfolio	Morgan Stanley Dean Witter & Company	$ 5,082
Thrivent Mid Cap Index Portfolio	Morgan Stanley Dean Witter & Company	$ 177,918
Thrivent Mid Cap Stock Portfolio	Keybanc Capital Markets	$46,092,552
Thrivent Moderate Allocation Portfolio	Bank of America Corporation	$41,834,931
	Citigroup, Inc.	$35,211,292
	Goldman, Sachs & Company	$28,191,406
	J.P. Morgan	$26,412,447
	Morgan Stanley Dean Witter & Company	$15,446,940
	Wells Fargo	$15,437,253
	UBS AG	$11,551,163
	Credit Suisse Group AG	$10,515,239
	Deutsche Bank	$ 9,843,223
	Barclays	$ 4,595,233
Thrivent Moderately Aggressive Allocation Portfolio	Bank of America Corporation	$18,521,663
	Citigroup, Inc.	$13,451,917
	Morgan Stanley Dean Witter & Company	$12,006,764
	Goldman, Sachs & Company	$10,786,574
	J.P. Morgan	$10,651,892
	Wells Fargo	$ 5,111,829
	UBS AG	$ 4,586,277
	Credit Suisse Group AG	$ 4,165,251
	Deutsche Bank	$ 3,567,663
	Barclays	$ 2,144,431

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Moderately Conservative Allocation Portfolio	Bank of America Corporation	$27,683,455
	Citigroup, Inc.	$25,899,852
	Goldman, Sachs & Company	$20,912,309
	J.P. Morgan	$15,525,542
	Wells Fargo	$11,595,235
	UBS AG	$ 8,177,732
	Credit Suisse Group AG	$ 7,679,594
	Deutsche Bank	$ 6,967,166
	Morgan Stanley Dean Witter & Company	$ 5,884,744
	Barclays	$ 3,491,144
Thrivent Multidimensional Income Portfolio	Wells Fargo	$ 346,072
	J.P. Morgan	$ 296,558
	Bank of America Corporation	$ 275,189
	Goldman, Sachs & Company	$ 222,560
	Citigroup, Inc.	$ 163,933
	S.C. Bernstein	$ 96,870
	Credit Suisse Group AG	$ 57,311
	Morgan Stanley Dean Witter & Company	$ 56,720
	Barclays	$ 27,313
Thrivent Opportunity Income Plus Portfolio	Bank of America Corporation	$ 3,447,805
	J.P. Morgan	$ 2,429,866
	Citigroup, Inc.	$ 1,116,812
	Wells Fargo	$ 1,031,513
	Goldman, Sachs & Company	$ 746,925
	Credit Suisse Group AG	$ 624,217
	Morgan Stanley Dean Witter & Company	$ 462,270
	Deutsche Bank	$ 392,263
	UBS AG	$ 333,458
	Barclays	$ 309,307
	Mizuho Securities	$ 52,600
Thrivent Small Cap Index Portfolio	Morgan Stanley Dean Witter & Company	$ 8,834
Portfolio Turnover Rates
The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio’s assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short-term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio’s investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.
For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:

Portfolio	12/31/2019	12/31/2018	12/31/2017
Thrivent Aggressive Allocation Portfolio	60%	58%	63%
Thrivent All Cap Portfolio (1)	128%	53%	51%
Thrivent Balanced Income Plus Portfolio	109%	147%	151%
Thrivent Diversified Income Plus Portfolio	157%	155%	146%
Thrivent Global Stock Portfolio	76%	55%	59%
Thrivent Government Bond Portfolio	354%	388%	422%
Thrivent High Yield Portfolio	48%	36%	50%
Thrivent Income Portfolio	101%	108%	105%
Thrivent International Allocation Portfolio	106%	75%	88%
Thrivent Large Cap Growth Portfolio	58%	65%	59%
Thrivent Large Cap Index Portfolio	3%	4%	3%
Thrivent Large Cap Value Portfolio	18%	23%	18%
Thrivent Limited Maturity Bond Portfolio	101%	66%	64%
Thrivent Low Volatility Equity Portfolio (2)	53%	52%	35%
Thrivent Mid Cap Index Portfolio	17%	19%	18%
Thrivent Mid Cap Stock Portfolio	34%	31%	30%
Thrivent Moderate Allocation Portfolio	136%	134%	155%
Thrivent Moderately Aggressive Allocation Portfolio	93%	91%	104%
Thrivent Moderately Conservative Allocation Portfolio	179%	180%	207%
Thrivent Money Market Portfolio	N/A	N/A	N/A
Thrivent Multidimensional Income Portfolio (2,3)	106%	103%	172%
Thrivent Opportunity Income Plus Portfolio	195%	186%	218%
Thrivent Partner Emerging Markets Equity Portfolio	21%	19%	15%
Thrivent Partner Growth Stock Portfolio	29%	43%	52%
Thrivent Partner Healthcare Portfolio	44%	33%	212%
Thrivent Real Estate Securities Portfolio	23%	35%	15%
Thrivent Small Cap Growth Portfolio (4)	51%	27%	N/A
Thrivent Small Cap Index Portfolio	30%	23%	16%
Thrivent Small Cap Stock Portfolio	53%	58%	44%

(1)	The portfolio turnover rate for the fiscal year ended December 31, 2019 was higher than the previous fiscal year primarily because the Portfolio terminated a sub-adviser during the 2019 fiscal year, which caused increased portfolio turnover.
(2)	The portfolio turnover rate for the fiscal year ended December 31, 2017 is from inception on April 28, 2017 through fiscal year end.
(3)	The portfolio turnover rate for the fiscal year ended December 31, 2018 was lower than the previous fiscal year primarily because the Portfolio was launched during the 2017 fiscal year and the initial portfolio was constructed, which caused increased portfolio turnover.
(4)	The portfolio turnover rate for the fiscal year ended December 31, 2018 is from inception on April 27, 2018 through fiscal year end.

CAPITAL STOCK
The total number of shares of capital stock which the Fund has authority to issue is 10,000,000,000 shares of the par value of 0.01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board.
Class	Number of Shares
Thrivent Aggressive Allocation Portfolio	300,000,000
Thrivent All Cap Portfolio	100,000,000
Thrivent Balanced Income Plus Portfolio	200,000,000
Thrivent Diversified Income Plus Portfolio	300,000,000
Thrivent ESG Index Portfolio	100,000,000
Thrivent Global Stock Portfolio	300,000,000
Thrivent Government Bond Portfolio	100,000,000
Thrivent High Yield Portfolio	500,000,000
Thrivent Income Portfolio	500,000,000
Thrivent International Allocation Portfolio	500,000,000
Thrivent International Index Portfolio	100,000,000
Thrivent Large Cap Growth Portfolio	200,000,000
Thrivent Large Cap Index Portfolio	100,000,000
Thrivent Large Cap Value Portfolio	300,000,000
Thrivent Limited Maturity Bond Portfolio	300,000,000
Thrivent Low Volatility Equity Portfolio	100,000,000
Thrivent Mid Cap Growth Portfolio	100,000,000
Thrivent Mid Cap Index Portfolio	100,000,000
Thrivent Mid Cap Stock Portfolio	300,000,000
Thrivent Mid Cap Value Portfolio	100,000,000
Thrivent Moderate Allocation Portfolio	1,500,000,000
Thrivent Moderately Aggressive Allocation Portfolio	1,000,000,000
Thrivent Moderately Conservative Allocation Portfolio	900,000,000
Thrivent Money Market Portfolio	1,000,000,000
Thrivent Multidimensional Income Portfolio	100,000,000
Thrivent Opportunity Income Plus Portfolio	100,000,000
Thrivent Partner Emerging Markets Equity Portfolio	100,000,000
Thrivent Partner Growth Stock Portfolio	100,000,000
Thrivent Partner Healthcare Portfolio	100,000,000
Thrivent Real Estate Securities Portfolio	100,000,000
Thrivent Small Cap Growth Portfolio	100,000,000
Thrivent Small Cap Index Portfolio	100,000,000
Thrivent Small Cap Stock Portfolio	200,000,000
Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder’s name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the 1940 Act shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the 1940 Act) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.
The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.
The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.
Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

NET ASSET VALUE
(All Portfolios Except the Thrivent Money Market Portfolio)
The net asset value per share is generally determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading.
Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.
The market value of each Portfolio’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:
•	Equity securities that are traded on U.S. exchanges, including options, shall be valued at the last sale price on the principle exchange as of the close of regular trading on such exchange. If there have been no sales, the latest bid quotation is used.
•	Over-the-Counter Securities. NASDAQ National Market® securities shall be valued at the NASDAQ Official Closing Price. All other over-the-counter securities for which reliable quotations are available shall be valued at the latest bid quotation.
•	Fixed income securities traded on a national securities exchange will be valued at the last sale price on such securities exchange that day. If there have been no sales, the latest bid quotation is used.
•	Because market quotations are generally not “readily available” for many debt securities, foreign and domestic debt securities held by the Portfolios may be valued by an Approved Pricing Service (“APS”), using the evaluation or other valuation methodologies used by the APS. If quotations are not available from the APS, the Adviser’s Valuation Committee shall obtain a manual price from a broker or make a fair value determination.
•	All Portfolios may value debt securities with a remaining maturity of 60 days or less at amortized cost.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.
All other securities and assets will be appraised at fair value as determined by the Board of Directors.
Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.
NET ASSET VALUE
(Thrivent Money Market Portfolio)
Securities held by the Thrivent Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Portfolio would receive if it sold the security.
The Thrivent Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Portfolio will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Portfolio and the Thrivent Money Market Portfolio is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Portfolio should have negative net income.
TAX STATUS
The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:
•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;
•	invest in securities within certain statutory limits; and
•	distribute at least 90% of its ordinary income to shareholders.
It is each Portfolio’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

DESCRIPTION OF DEBT RATINGS
A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Asset Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.
Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.
Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Global Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.
F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Fund for the year ended December 31, 2019 is a separate report furnished with this SAI and is incorporated herein by reference.

APPENDIX A—PROXY VOTING POLICIES

3/2/2020

THRIVENT FINANCIAL FOR LUTHERANS and THRIVENT ASSET MANAGEMENT, LLC PROXY VOTING POLICIES AND PROCEDURES SUMMARY

RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (collectively, in their capacity as investment advisers, “Thrivent”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and for which it serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent be involved in the proxy process.

Thrivent has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent that decisions with respect to proxy issues will be made primarily in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client. Thrivent seeks to vote proxies solely in the interests of the client, including Thrivent Fund shareholders, and, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors Thrivent considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent believes that the recommendation of management or the board on most issues should be given weight in determining how proxy issues should be voted and these Policies and Procedures are not intended to substitute Thrivent’s judgement for management’s with respect to a company’s day-to-day operations. However, the position of a company’s management will not be supported in any situation where it is found to be not in the best interests of Thrivent’s client, and Thrivent reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company, or the desirability of investing in the portfolio company from the viewpoint of the particular client.

ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent has formed a committee that is responsible for establishing positions with respect to corporate governance and other proxy issues (“Committee”). Annually, the Committee reviews the Policies and Procedures, including in relation to recommended changes reflected in applicable benchmark policies and voting guidelines of Institutional Shareholder Services Inc. (“ISS”). As discussed below, Thrivent may, with the approval of the Committee, vote proxies other than in accordance with the applicable voting guidelines in the Policies and Procedures.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent has retained ISS as an expert in the proxy voting and corporate governance areas. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. ISS analyzes each proxy vote of Thrivent’s clients and prepares a recommendation that reflects ISS’s application of the Policies and Procedures. For items noted as case-by-case, Thrivent generally leverages the research process and voting guidance/recommendation provided by ISS. Thrivent may deviate from ISS recommendations on general policy issues or specific proxy proposals.

In addition, with regard to voting proxies for the Thrivent ESG Index Portfolio, Thrivent will consider environmental, social and governance criteria intended to take into account principles of socially responsible investing. These criteria include, among other things, voting guidelines provided by a third-party proxy voting service provider (i.e., the ISS Sustainability Proxy Voting Guidelines (“Sustainability Guidelines”)). The Sustainability Guidelines have been developed consistent with the dual objectives of socially responsible shareholders – financial and social. The Sustainability Guidelines seek to reflect a broad consensus of the socially responsible investing community on matters of social and environmental import and are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole on matters of corporate governance, executive compensation, and corporate structure.

Proxy Voting Process Overview

Thrivent utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding Thrivent’s clients’ portfolio company proxies to assist in the proxy voting process. The final authority and responsibility for proxy voting decisions remains with Thrivent. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our respective clients.

Thrivent may on any particular proxy vote determine that it is in the best interests of its clients to diverge from the Policies and Procedures’ applicable voting guidelines. In such cases, the person requesting to diverge from the Policies and Procedures’ applicable voting guidelines is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of Thrivent’s clients.

Summary of Thrivent’s Voting Policies

Specific voting guidelines have been adopted by the Committee for regularly occurring categories of management and shareholder proposals. The detailed voting guidelines are available to Thrivent’s clients upon request. The following is a summary of significant Thrivent policies:

Board Structure and Composition Issues – Thrivent believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairperson of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Boards should be sufficiently diverse to ensure consideration of a wide range of

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perspectives. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent withholds votes for directors who miss more than one-fourth of the scheduled board meetings and considers stock ownership when reviewing contested elections. Thrivent votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent votes for proposals that seek to fix the size of the board.

Executive and Director Compensation –These proposals necessitate a case-by-case evaluation. Generally, Thrivent opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors - Thrivent votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; non-audit fees paid represent 50 percent or more of the total fees paid to the auditor; or poor accounting practices are identified that rise to a serious level of concern.

Mergers and Acquisitions - Thrivent votes on mergers and acquisitions on a case-by-case basis, taking into account and balancing the following: anticipated financial and operating benefits, including the opinion of the financial advisor, market reaction, offer price (cost vs. premium) and prospects of the combined companies; how the deal was negotiated; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights.

Anti-takeover and Corporate Governance Issues - Thrivent generally opposes anti-takeover measures since they adversely impact shareholder rights. When voting on capital structure issues, Thrivent considers the dilutive impact to shareholders and the effect on shareholder rights.

Social, Environmental and Corporate Responsibility Issues - On proposals which are primarily social, moral or ethical Thrivent generally abstains, other than with respect to the Thrivent ESG Index Portfolio. When voting on matters with apparent economic or operational impacts on the company, Thrivent realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent typically relies on management’s assessment, and generally votes with company management.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. Thrivent generally refrains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Applying Proxy Voting Policies to non-U.S. Companies – Thrivent applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance may not appropriate for all markets.

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Monitoring and Resolving Conflicts of Interest – Thrivent/clients

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent and those of its clients with respect to proxy voting. Examples of situations where conflicts of interest can arise are when i) the issuer is a vendor whose products or services are material to Thrivent’s business; ii) the issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Thrivent; iii) the issuer is a significant executing broker dealer; iv) an Access Person1 of Thrivent also serves as a director or officer of the issuer; and v) there is a personal conflict of interest (e.g., familial relationship with company management).

All material conflicts of interest will be resolved in the interests of the clients. Application of the Policies and Procedures’ applicable voting guidelines to vote client proxies is generally relied on to address possible conflicts of interest since the voting guidelines are pre-determined by the Committee. In addition, in cases where proxies are voted in accordance with the Policies and Procedures’ applicable voting guidelines and consistent with ISS’s recommendation, the Committee does not review for a potential conflict of interest.

In cases where Thrivent is considering overriding these Policies and Procedures’ applicable voting guidelines, or in the event matters presented for vote are not governed by such guidelines, the Committee will follow these procedures:

●

Compliance, in consultation with Legal, will conduct a review to seek to identify any potential material conflicts of interest. If no material conflict of interest is identified, the proxy will be voted as determined by the Committee.

●

If a material conflict of interest is identified, the Committee will be apprised of that fact and the Committee will evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what Thrivent believes to be the best interests of clients, and without regard for the conflict of interest. The Committee will document its vote determination, including the nature of the conflict, the Committee’s analysis of the matters submitted for proxy vote, and the reasons why the Committee determined that the votes were cast in the best interests of clients.

Certain Thrivent Funds (“top tier fund”) may own shares of other Thrivent Funds (‘‘underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what Thrivent believes to be in the top tier fund’s best interest.

Securities Lending

Thrivent will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote would have a material effect on an investment in such loaned security.

OVERSIGHT, REPORTING AND RECORD RETENTION

Retention	of Proxy Service Provider and Oversight of Voting

In overseeing proxy voting generally and determining whether or not to retain the services of ISS, Thrivent performs the following functions, among others, to determine that Thrivent continues to vote proxies

1  “Access Person” has the meaning provided under the current Thrivent Code of Ethics.

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in the best interest of its clients: (1) periodic sampling of proxy votes; (2) periodic reviews of Thrivent’s Policies and Procedures to determine they are adequate and have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interest of Thrivent’s clients; (3) periodic due diligence on ISS designed to monitor ISS’s (i) capacity and competency to adequately analyze proxy issues, including the adequacy and quality of its staffing and personnel, as well as (ii) its methodologies for developing vote recommendations and ensuring that its research is accurate and complete; and (4) reviews of ISS’s procedures regarding their capabilities to identify and address conflicts of interest.

Proxy statements and solicitation materials of issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent retains documentation on shares voted differently than the Thrivent Policies and Procedures voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Policies and Procedures voting guidelines and the Committee meeting materials.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the Thrivent Fund voted with or against company management.

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T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT

ADVISERAFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our

Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.

Global Portfolio Companies – The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Section 4.01 of Registrant’s First Amended and Restated Bylaws contains provisions requiring the indemnification by Registrant of its directors, officers and certain others under certain conditions. If so required, Registrant shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person is entitled to indemnification by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person is entitled to indemnification is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) Registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and its officers, employees, and agents are insured under the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

Item 16.	Exhibits

1.1	Articles of Incorporation of the Registrant, incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.

1.2	Amendment to Articles of Incorporation adding Article VIII, incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.

1.3	Amendment to Articles of Incorporation changing Registrant’s name, incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.

1.4	Amendment to Articles of Incorporation increasing authorized shares, incorporated by reference from initial Form N-14 registration statement of LB Series Fund, Inc., file no. 333-111964, filed January 16, 2004.

1.5	Amendment to Articles of Incorporation changing Registrant’s name, incorporated by reference from Post-Effective Amendment No. 1 to the registration statement on Form N-14 of Thrivent Series Fund, Inc., file no. 333-111912, filed on May 14, 2004.

2.	Restated Bylaws of the Registrant, incorporated by reference from Post-Effective Amendment No. 45 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 26, 2012.

3.	Not applicable

4.	Form of Agreement and Plan of Reorganization, filed herewith as Appendix A to the Statement of Additional Information.

5.	Not Applicable

6.1	Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 30, 2002.

6.2	Amendment No. 1 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement on Form N-14 of LB Series Fund, Inc., file no. 333-111964, filed February 26, 2004.

6.3	Amendment No. 2 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.

6.4	Amendment No. 3 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 35 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 22, 2005.

6.5	Amendment No. 4 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 39 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 25, 2008.

6.6	Amendment No. 5 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 41 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on February 16, 2010.

6.7	Amendment No. 6 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 41 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on February 16, 2010.

6.8	Amendment No. 7 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2013.

6.9	Amendment No. 8 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 49 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2014.

6.10	Amendment No. 9 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2016.

6.11	Amendment No. 10 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2016.

6.12	Amendment No. 11 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2016.

6.13	Amendment No. 12 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2016.

6.14	Amendment No. 13 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 56 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 28, 2017.

6.15	Amendment No. 14 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 56 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 28, 2017.

6.16	Amendment No. 15 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on February 12, 2018.

6.17	Amendment No. 16 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 1 to the registration statement on Form N-14 of Thrivent Series Fund, Inc., file no. 333-224008, filed on July 3, 2018.

6.18	Amendment No. 17 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.

6.19	Amendment No. 18 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 64 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on January 28, 2020.

6.20	Amendment No. 19 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

6.21	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and T. Rowe Price Associates, Inc., incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 30, 2002.

6.22	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and T. Rowe Price Associates, Inc., incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

6.23	Amendment No. 2 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and T. Rowe Price Associates, Inc., incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2013.

6.24	Amendment No. 3 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and T. Rowe Price Associates, Inc., incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

7.1	Distribution Agreement between Registrant and Thrivent Distributors, LLC, incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.

7.2	Amendment No. 1 to Distribution Agreement, incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.

7.3	Amendment No. 2 to Distribution Agreement, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

8.	Not applicable

9.	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on February 12, 2018.

10.	Not Applicable

11.	Opinion and Consent of Counsel, filed herewith.

12.	Opinion of Counsel as to tax matters and consequences to shareholders, to be filed by a post-effective amendment.

13.1	Expense Reimbursement Letter Agreement, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

13.2	Participation Agreement among Registrant, Thrivent Financial for Lutherans and the separate accounts, incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement on Form N-14 of LB Series Fund, Inc., file no. 333-111964, filed February 26, 2004.

13.3	Form of Participation Agreement among Registrant, Thrivent Financial for Lutherans and other insurance companies, incorporated by reference from Post-Effective Amendment No. 60 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 27, 2018.

13.4	Administrative Services Agreement between Registrant and Thrivent Financial for Lutherans, incorporated by reference from Post-Effective Amendment No. 40 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 27, 2009.

13.5	Amendment No. 1 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 49 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2014.

13.6	Amendment No. 2 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 56 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 28, 2017.

13.7	Amendment No. 3 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 56 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 28, 2017.

13.8	Amendment No. 4 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 56 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 28, 2017.

13.9	Amendment No. 5 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on February 12, 2018.

13.10	Amendment No. 6 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 1 to the registration statement on Form N-14 of Thrivent Series Fund, Inc., file no. 333-224008, filed on July 3, 2018.

13.11	Amendment No. 7 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.

13.12	Amendment No. 8 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.

13.13	Amendment No. 9 to Administrative Services Agreement, incorporated by reference to Post-Effective Amendment No. 64 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on January 28, 2020.

13.14	Amendment No. 10 to Administrative Services Agreement, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

13.15	Transfer Agency and Services Agreement between Registrant and Thrivent, incorporated by reference to Post-Effective Amendment No. 64 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on January 28, 2020.

13.16	Amendment No. 1 to Transfer Agency and Services Agreement, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

13.17	Agency Securities Lending Agreement between Registrant and Goldman Sachs Bank USA, incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on February 12, 2018.

13.18	Amendment to Schedule 1 of Agency Securities Lending Agreement dated June 25, 2018, incorporated by reference from Post-Effective Amendment No. 1 to the registration statement on Form N-14 of Thrivent Series Fund, Inc., file no. 333-224008, filed on July 3, 2018.

13.19	Amendment to Schedule 1 of Agency Securities Lending Agreement dated August 9, 2019, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

13.20	Amendment to Schedule 1 of Agency Securities Lending Agreement dated February 28, 2020, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

13.21	Amendment to Schedule 1 of Agency Securities Lending Agreement dated April 29, 2020, incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 29, 2020.

14.	Consent of Independent Registered Public Accounting Firm, filed herewith.

15.	Not applicable

16.	Powers of Attorney, incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.

17.	Form of Proxy Card, filed herewith.

Item 17.	Undertakings

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant agrees to file, by post-effective amendment to the registration statement, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Minneapolis, State of Minnesota, on this 24th day of June, 2020.

THRIVENT SERIES FUND, INC.

/s/ John D. Jackson
John D. Jackson
Assistant Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 24th day of June, 2020.

Signature	Title

/s/ David S. Royal	Director and President (Principal Executive Officer)
David S. Royal

/s/ Gerard V. Vaillancourt	Treasurer (Principal Financial and Accounting Officer)
Gerard V. Vaillancourt

*	Director
Janice B. Case

*	Director
Robert J. Chersi

*	Director
Marc S. Joseph

*	Director
Paul R. Laubscher

*	Director
James A. Nussle

*	Director
Verne O. Sedlacek

*	Director
Constance L. Souders

*	Director
Russell W. Swansen

*

John D. Jackson, by signing his name hereto, does hereby sign this document on behalf of each of the above- named Directors and Officers of Thrivent Series Fund, Inc. pursuant to the powers of attorney duly executed by such persons and filed herewith.

Dated: June 24, 2020	/s/ John D. Jackson
John D. Jackson
Attorney-in-Fact